UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Amendment No. 2

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

BOLD ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOLD ENERGY, INC.

112 North Curry Street

Carson City, Nevada 89703

Telephone: (775) 333-1198

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on January 22, 2013

TO OUR SHAREHOLDERS:

Notice is hereby given that the 2012 Annual Meeting of Shareholders (the “Annual Meeting”) of Bold Energy, Inc. (“Bold” or the “Company”) will be held at 2368 2nd Ave., San Diego, CA 92101 at 10:00 am local time on January 22, 2013, for the following purposes:

1.	To approve the proposed acquisition of Anio, Ltd., a limited liability company established under the laws of the United Kingdom, which conducts its primary line of business under the name Lot78, Inc. (“Lot78”) by the Company, as contemplated by the Share Exchange Agreement dated November 12, 2012 (the “Share Exchange Agreement”), the terms and conditions of which are set forth herein;

2.	To elect one director, Eden Clark, to hold office until the next Annual Meeting of the Company or until her respective successor is duly qualified and elected, or until the closing of the Company's proposed acquisition of Lot78 (the “Closing") as set forth in Proposal 1 herein;

3.	To ratify the appointment of MaloneBailey, LLP (“MaloneBailey”) as the registered independent public accountant of the Company for the year ending July 31, 2013 or, subject to the approval of Proposal 4 herein, for the year ending September 30, 2013;

In the event that the proposed acquisition of Lot78 as set forth in Proposal 1 is approved, then the Annual Meeting will continue for the following purposes:

4.	To approve an amendment to the Company’s Bylaws to change the Company’s fiscal year end from July 31 to September 30 upon the Closing;

5.	To approve an amendment to the Company’s Bylaws to amend Article I, Paragraph 11 entitled “Vote or Consent of Shareholders” in its entirety upon the Closing;

6.	To elect one director, Mr. Oliver Amhurst, (the “Target Nominee”) to take office immediately upon the Closing, and to hold such office until the next Annual Meeting of the Company or until his respective successor is duly qualified and elected;

7.	To elect Mr. Oliver Amhurst as the sole executive officer of the Company to take office immediately upon the Closing;

8.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to Lot78, Inc. upon the Closing;

Other:

9.	To transact any other business that may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on November 5, 2012, as the Record Date for the determination of shareholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only shareholders of record, and holders of shares in street name as represented by a bank statement certifying the number of shares in their possession, as of the close of business on the Record Date are entitled to notice and to vote at this Annual Meeting or any postponements or adjournments. A complete list of the shareholders entitled to vote at the meeting will be open to examination by any shareholder for any purpose germane to the meeting, during normal business hours for ten (10) days prior to the date of the Annual Meeting. We intend to mail this Proxy Statement and accompanying Proxy Card to our shareholders on or about January 2, 2013.

Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company’s Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company’s common stock.

Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy Card at your earliest convenience. This will ensure the presence of a quorum and your representation at the Annual Meeting; promptly signing, dating and returning the Proxy Card will save the Company the expense and extra work of additional solicitation.

All properly executed proxies will be voted as directed by the shareholder on the Proxy Card. If no direction is given, Proxies will be voted in accordance with the Board of Directors’ recommendations and, in the discretion of the proxy holders, in the transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Any proxy may be revoked by a shareholder by delivering a later dated proxy to the Company, delivering written notice of revocation to the Company or giving notice of revocation in person at the Annual Meeting at any time prior to the voting thereof.

By order of the Board of Directors,

Date: December 21, 2012                               /s/ Eden Clark_____________________________

Eden Clark

Chairman and Sole Member of Board of Directors

BOLD ENERGY, INC.

112 North Curry Street

Carson City, Nevada 89703

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held on January 22, 2013

GENERAL INFORMATION

We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of Bold Energy, Inc. for the 2012 Annual Meeting of our shareholders to be held on January 22, 2013, and any adjournment or postponement of the Annual Meeting. In this Proxy Statement, we refer to Bold Energy, Inc. as “Bold,” the “Company,” “we,” or “us.”

We are holding our Annual Meeting at 2368 2nd Ave., San Diego, CA 92101, on January 22, 2013, at 10:00am local time. We intend to mail this Proxy Statement and accompanying Proxy Card to our shareholders on or about January 2, 2013. A proposed form of the Proxy Card is attached hereto as Appendix A. Our Amended Annual Report on Form 10-K/A for the year ended July 31, 2012 is being sent to each shareholder of record along with this Proxy Statement.

ABOUT THE MEETING

At our Annual Meeting, our shareholders will act upon the matters outlined in the accompanying notice of meeting. In addition, our management will report on our performance and respond to questions from shareholders.

VOTING INFORMATION

All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the holder’s directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying Proxy Card, the shares will be voted in accordance with the Board’s recommendations which are:

1.	FOR the proposed acquisition of Lot78 by the Company, as contemplated by the Share Exchange Agreement.

2.	FOR the election of one director, Eden Clark, to hold office until the next Annual Meeting of the Company or until her respective successor is duly qualified and elected, or until the Closing.

3.	FOR the ratification of the appointment of MaloneBailey as the registered independent public accountant of the Company for the year ending July 31, 2013 or, subject to the approval of Proposal 4 herein, for the year ending September 30, 2013.

4.	FOR the amendment to the Company’s Bylaws to change the Company’s fiscal year end from July 31 to September 30 upon the Closing.

5.	FOR the amendment to the Company’s Bylaws to amend Article I, Paragraph 11 entitled “Vote or Consent of Shareholders” in its entirety upon the Closing.

6.	FOR the election of one director, Mr. Oliver Amhurst, to take office immediately upon the Closing, and to hold such office until the next Annual Meeting of the Company or until his respective successor is duly qualified and elected.

7.	FOR the election of Mr. Oliver Amhurst as the sole executive officer of the Company to take office immediately upon the Closing.

8.	FOR the amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to Lot78, Inc. upon the Closing.

Record Date

You may vote all shares that you owned as of November 5, 2012, which is the Record Date for the Annual Meeting. The Company has one class of stock outstanding, common stock, valued at $0.001 par value per share. The Company is currently authorized to issue up to seventy-five million (75,000,000) shares of common stock. The Company is not currently authorized to issue shares of preferred stock. As of November 5, 2012, we had 57,053,138 shares of common stock outstanding held of record by approximately 170 shareholders. Each share of common stock is entitled to one vote on each matter properly brought before the meeting.

Ownership of Shares

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the Annual Meeting. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in “street name,” and your broker, bank or other holder of record is sending these proxy materials to you. As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

Your Vote Is Important. We encourage you to vote promptly. You may vote in the following ways:

By Mail: If you are a holder of record, you can vote by marking, dating, and signing your Proxy Card and returning it by mail in the enclosed postage-paid envelope. If you hold your shares in street name, please complete and mail the voting instruction card.

At the Annual Meeting: If you vote your shares now it will not limit your right to change your vote at the Annual Meeting if you attend in person. If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote your shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted at the meeting. If you sign and return your Proxy Card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation Of Proxies

You can revoke your proxy at any time before your shares are voted if you: (1) send a written notice to our Secretary indicating that you want to revoke your proxy; or (2) deliver to our Secretary a duly executed proxy (or voting instructions if you hold your shares in street name) bearing a later date, which revokes all previous proxies; or (3) attend the Annual Meeting in person, give written notice of revocation to the Secretary of the Annual Meeting prior to the voting of your proxy and vote your shares in person, although your attendance at the meeting will not by itself revoke your proxy.

Quorum and Required Vote

Quorum: We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy.

Vote Required for Proposals:

1.	The proposed acquisition of Lot78 by the Company, as contemplated by the Share Exchange Agreement, requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

2.	The election of one director, Eden Clark, to hold office until the next Annual Meeting of the Company or until her respective successor is duly qualified and elected, or until the Closing, requires a plurality of the votes cast by shareholders entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

3.	The ratification of the appointment of MaloneBailey as the registered independent public accountant of the Company for the year ending July 31, 2013 or, subject to the approval of Proposal 4 herein, for the year ending September 30, 2013, requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

4.	The amendment to the Company’s Bylaws to change the Company’s fiscal year end from July 31 to September 30 upon the Closing requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

5.	The amendment to the Company’s Bylaws to amend Article I, Paragraph 11 entitled “Vote or Consent of Shareholders” in its entirety upon the Closing requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

6.	The election of one director, Mr. Oliver Amhurst, to take office immediately upon the Closing, and to hold such office until the next Annual Meeting of the Company or until his respective successor is duly qualified and elected requires a plurality of the votes cast by shareholders entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

7.	The election of Mr. Oliver Amhurst as the sole executive officer of the Company to take office immediately upon the Closing requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

8.	The amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to Lot78, Inc. upon the Closing requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

How We Count Votes: In determining whether we have a quorum, we count abstentions and broker non-votes as present and entitled to vote.

In counting votes on the proposals:

•	Because directors are elected by a plurality, this means that the nominees receiving the highest number of “FOR” votes will be elected. Neither abstentions nor broker non-votes will have any effect in determining the outcome of the election of directors.

•

In tabulating whether the other proposals are approved, it should be noted that abstentions are counted in tabulations of the votes cast and thus have the same effect as a vote for a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Dissenter's Rights

Under Nevada law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

Cumulative Voting

With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes.

Solicitation

The Company estimates that the total cost of solicitation will be approximately $10,000. The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by the Company’s directors, officers and employees, without additional compensation, personally or by telephone, facsimile or telegram.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND THE

CORPORATE GOVERNANCE OF THE COMPANY

Corporate Governance Practices and Policies

Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), and other corporate governance recommendations. Our Board addresses, among other things, the Board’s composition, qualifications and responsibilities, director education and shareholder communication with directors.

Nominating Procedures

The Board will consider candidates for the Board of Directors from any reasonable source, including shareholder recommendations. The Board will not evaluate candidates differently based on who has made the proposal. The Board has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. The Board will consider many factors when considering candidates for election to the Board of Directors, including that the proper skills and experiences are represented on the Board of Directors and its committees and that the composition of the Board of Directors and each such committee satisfies applicable legal requirements. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily by the Board.

Shareholders who wish to suggest qualified candidates should write to the Board at 112 North Curry Street, Carson City, Nevada 89703, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Board. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation.

Shareholder Communications

The Board of Directors encourages shareholders to send communications to the Board or to individual members of the Board. Such communications, whether by letter, e-mail or telephone, should be directed to the Chairman of the Company, who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Chairman or her designee, may not be forwarded to the directors.

If a shareholder wishes to communicate to the Board about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Board in care of the Chairman at the Company’s headquarters. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman at the Company’s headquarters address. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the directors in care of the Company’s Secretary. The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern. If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Chairman at the Company’s headquarters.

Shareholders who wish to contact our Board members either individually or as a group may do so by writing to c/o Corporate Secretary, Bold Energy, Inc., 112 North Curry Street, Carson City, Nevada 89703, or by telephone at (775) 333-1198 specifying whether the communication is directed to the entire Board or to a particular director. Shareholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the Board or a Committee.

Identification of Executive Officers and Directors of the Company

Our current executive officers and directors are as follows:

Name and Age	Position(s) Held	Tenure
Eden Clark, 34	President, Chief Executive Officer, Chief Financial Officer, Treasurer, and Director	From November 30, 2009 to present
	Secretary	From November 16, 2012 to present

The background and business experience of our executive officers and directors are as follows:

Eden Clark has been the President, CEO, Treasurer, CFO, and a Director of the Company since November 30, 2010, and the Secretary of the Company from November 16, 2012. From 1997 to 2001, Ms. Clark was a founding team member of Onvia.com Inc., a publicly traded company on NASDAQ, assisting it in the growth from a small start-up to more than 300 employees and $140 million in revenue. From 2002 to 2008 she was founder and CEO of Be Jane, Inc., a media and web company focused on the niche segment of women’s home improvement and décor, leading breakthrough partnerships on new initiatives with such companies as MSN and Bank of America, and was featured in hundreds of national TV and print media such as TIME, Entrepreneur, People Magazine, Wall St Journal, CNN, The Today Show, and more. From 2008 until present, Ms. Clark became President of eDivvy.com Inc., a private payment technology company, leading the company’s strategic initiatives, branding, and business development efforts. Ms. Clark devotes approximately 10 hours a week to our business.

Significant Employees

We have no significant employees other than the officers and directors described above.

Family Relationships

There are no family relationships among our officers, directors or persons nominated for such positions.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)	A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)	Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)	Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)	Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)	Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)	Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended July 31, 2012, Forms 5 and any amendments thereto furnished to us with respect to the year ended July 31, 2012, and the representations made by the reporting persons to us, we believe that during the year ended July 31, 2012, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements.

Code of Ethics

We have adopted an informal Code of Ethics that applies to our officers and directors, which we feel is sufficient at this time given that we are still in the start-up, development stage and have no employees other than our officers and directors.

Committees of the Board of Directors

We do not presently have a separately designated standing audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. The functions of those committees are currently undertaken by our Board of Directors. Because we have only one director, we believe that the creation of these committees, at this time, would be cumbersome and constitute more form over substance.

Audit Committee

We have not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors.  The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.  The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls.  The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Related Party Transactions and Director Independence

Currently, there are no contemplated transactions that the Company may enter into with our officers, directors or affiliates. If any such transactions are contemplated, we will file such disclosure in a timely manner with the Commission on the proper form so that any such transaction is available for the public to view.

The Company has no formal written employment agreement or other contracts with our current officers and director and there is no assurance that the services to be provided by them will be available for any specific length of time in the future. Ms. Eden Clark anticipates devoting a minimum of ten to fifteen percent of her available time to the Company’s affairs. The amounts of compensation and other terms of any full time employment arrangements would be determined, if and when, such arrangements become necessary.

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 5605(a)(2). The OTCBB on which shares of Common Stock are quoted does not have any director independence requirements. The NASDAQ definition of “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

According to the NASDAQ definition, Eden Clark is not an independent director because she is also an executive officer of the Company.

Board Leadership Structure and Role in Risk Oversight

We have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separated or combined, however, we have traditionally determined that, due to the small size of the Company and the nature of its operations, it is in the best interests of the Company and its shareholders to combine these roles.

Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s tolerance for risk. While the Board oversees our Company, our Company’s management is responsible for day-to-day risk management processes. We believe this structure is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Meetings and Committees; Annual Meeting Attendance

The Board of Directors held a total of three general meetings during the the Company’s last fiscal year ended July 31, 2012. No director attended fewer than 100% of all meetings of the Board of Directors during this period. The Company has no committees. We do not have a formal policy regarding attendance by Directors at annual meetings of shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of the Record Date, by: (i) each of our directors; (ii) each of our executive officers; and (iii) each person or group known by us to beneficially own more than 5% of our issued and outstanding shares of common stock.  Unless otherwise indicated, the shareholders listed below possess sole voting and investment power with respect to the shares they own.

As of the Record Date, there were 57,053,138 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount &Nature of Beneficial Ownership (1)	Percent of Class (2)(%)
Eden Clark (3) 112 N Curry St. Carson City, NV 89703	Common	15,954,388	27.964%
Patrick DeBlois (4) 112 N Curry St. Carson City, NV 89703	Common	15,000,000	26.291%
All Officers and Directors as a Group	Common	30,954,388	54.255%

(1) The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 57,053,138 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days as of the Record Date.

(3) Eden Clark is the Company's President, CEO, CFO, Treasurer and Chairman of the Board of Directors. As of November 16, 2012, Eden Clark is also the Secretary of the Company. Her beneficial ownership includes 15,954,388 common shares.

(4) As of the Record Date, Patrick DeBlois was the Company’s Secretary. Mr. DeBlois resigned as Secretary on November 16, 2012. His beneficial ownership includes 15,000,000 common shares.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid to our executive officers during the years ended July 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compens-ation ($)	Total ($)
Eden Clark (1) President, CEO, CFO, Secretary, Treasurer and Director	2012	0	0	4,650,000	0	0	0	6,000	4,656,000
	2011	0	0	15,000	0	0	0	6,000	21,000
Patrick DeBlois (2) Former Secretary	2012	0	0	4,650,000	0	0	0	0	4,650,000
	2011	0	0	0	0	0	0	0	0

(1)	Ms. Eden Clark, the current President, CEO, CFO, Secretary, Treasurer and sole Director of the Company is paid $500 per month for her time devoted to the Company. Additionally, during the year ended July 31, 2011, the Company issued 48,388 shares to Ms. Eden Clark at $0.31 per share. During the year ended July 31, 2012, the Company issued 15,000,000 shares to Ms. Eden Clark at $0.31 per share.

(2)	During the year ended July 31, 2012, the Company issued 15,000,000 shares to Patrick DeBlois, the Company’s former Secretary, at $0.31 per share.

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

There are no current outstanding equity awards to our executive officers as of July 31, 2012.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Compensation of Directors

Eden Clark, the sole Director of the Company, receives no extra compensation for her services on our Board of Directors.

PROPOSED ACQUISITION OF LOT78

A number of proposals will be voted on at the Annual Meeting, and they are described in detail in this Proxy Statement. Below is a brief overview of the terms of the proposed acquisition of Lot78. To more fully understand the proposed transaction and the accompanying changes to the Company’s current business model, you should read this entire Proxy Statement.

Summary Term Sheet

A number of proposals will be voted on at the Annual Meeting, and they are described in detail in this Proxy Statement. Below is a brief overview of the terms of the proposed acquisition of Lot78. To more fully understand the transaction, you should read this entire Proxy Statement.

On November 12, 2012, we entered into a Share Exchange Agreement with Lot78. A copy of the Share Exchange Agreement is attached to this Proxy Statement as Appendix B. The following are the material terms of the Share Exchange Agreement.

Transactional Structure	• We have entered into a Share Exchange Agreement with Lot78 and all of its shareholders, pursuant to which we will acquire Lot78 by issuing 30,954,388 shares of our common stock to the shareholders of Lot78. As a result of the Share Exchange, Lot78 will become a wholly-owned subsidiary of the Company.
Share exchange ratio	• At the closing of the Share Exchange, the shareholders of Lot78 will receive shares representing approximately 54.26% of our post-acquisition outstanding capital stock.
Conditions to the acquisition

•         Our shareholders must approve the proposed Share Exchange Agreement.

•         Our sole director must tender her resignation and our shareholder must elect Lot78’s nominee to the Board, such nominee is Oliver Amhurst.

•         Each of our officers must tender his or her resignation effective on or prior to closing date.

•         Our shareholders must approve a change in our name from Bold Energy, Inc. to Lot78, Inc.

•         Eden Clark and Patrick DeBlois shall irrevocably cancel a total of 30,954,388 restricted shares of common stock of Bold Energy, Inc. prior to the closing date of the Share Exchange Agreement.

•         The Share Exchange Agreement contains other customary closing conditions.

Board of Directors and Executive officers

•            In this Proxy Statement we are asking the shareholders to re-elect our current board member Eden Clark. If the acquisition is consummated, however, she will step down effective the Closing of the acquisition.

•            We are asking the shareholders to elect Oliver Amhurst to the Board, to take office if and when the Closing occurs.

•            If the acquisition is consummated, the new Board of Directors will replace our officer with the officer of Lot78 effective upon the Closing of the acquisition.

Share Exchange Termination Rights

•            The Company and Lot78 can agree to terminate the Share Exchange Agreement without completing the transaction.

•            In addition, each party may terminate the Share Exchange Agreement if the other party’s representations contained in the Share Exchange Agreement are inaccurate, if the other party breaches any obligation under the Share Exchange Agreement, or the other party fails to satisfy certain conditions.

•            The parties may also terminate the Share Exchange Agreement if the acquisition has not been completed within 30 days of mailing of this Proxy.

•            We may terminate the Share Exchange Agreement if our Board determines in good faith that it must accept a more favorable alternate transaction in order to avoid breaching the directors’ fiduciary duties.

Tax Treatment	• We and Lot78 intend that the Share Exchange transaction qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code. If the transaction qualifies as a tax-free reorganization, then no gain or loss will be recognized by us, our shareholders, Lot78 or its shareholders as a result of the transaction.
Regulatory Approvals	• There are no federal or state regulatory requirements that must be complied with and no approvals that must be obtained in connection with the Share Exchange transaction.

CONTACT INFORMATION

Requests for information relating to the Company should be directed to:

Bold Energy, Inc.

122 North Curry Street

Carson City, NV 89703

Attention: Eden Clark, Chief Executive Officer

Telephone: (775) 333-1198

Requests for information relating to Anio, Ltd. and Lot78 should be directed to:

Anio, Ltd.

Flat 2-6, Leamington Road Villas

Notting Hill, London, W11 1HS

Attention: Oliver Amhurst

Telephone: (416) 703-4007

THE SHARE EXCHANGE AGREEMENT

On November 12, 2012, the Company entered into a Share Exchange Agreement with Lot78. A copy of the Share Exchange Agreement is attached to this Proxy Statement as Appendix B. Pursuant to the Share Exchange Agreement, the Company shall acquire 11,510 (100%) shares of common stock of Lot78 from the Lot78 Shareholders and in exchange shall issue 30,954,388 (54.26%) shares of its common stock to the Lot78 Shareholders (the “Share Exchange”). As a result of the proposed Share Exchange, Lot78 shall become a wholly-owned subsidiary of the Company and the Company shall carry on the business of Lot78 as its primary business. Approval of the proposed acquisition of Lot78 pursuant to the Share Exchange Agreement shall constitute approval of the transactions contemplated thereby.

            The Share Exchange is intended to qualify as a tax-free organization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (“the Code”) and shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended (the “Securities Act”) and in effect on the date of the Share Exchange Agreement.

The Share Exchange Agreement provides that upon the Closing, Eden Clark, the current sole director of the Company, shall resign from the Board of Directors and the appointment of Mr. Oliver Amhurst to the Board shall become effective, subject to the approval of Proposal 6 herein.  The Share Exchange Agreement further provides that, upon the Closing, Eden Clark, the current sole executive officer of the Company, shall resign from each officer position held with the Company and, immediately thereafter, Mr. Oliver Amhurst shall be elected to serve as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company, subject to the approval of Proposal 7 herein.

ABOUT THE COMPANY

Bold Energy, Inc. (“Bold,” the “Company,” “we,” or “us”) was incorporated in the State of Nevada on June 27, 2008. We are a development stage company that intends to develop a wide range of loyalty programs based on a system of “Global Club points” that are awarded for purchases made in associated establishments. The Global Club is a loyalty program premised on a novel, but simple concept: for every purchase made at an associated establishment, the Global Club cardholder will be awarded Global Club points to be printed on a membership card. These Global Club points could be exchanged for products, such as video-games, gift cards, trips, discounts, etc., according to the number of Global Club points on the card. As Global Club cardholders accrue points, they qualify to receive better prizes. We intend to partner with a wide assortment of retailers so that Global Club cardholders will be able to collect points on their everyday purchases from a broad selection of establishments. We have continuously attempted to recruit a large number of retail outlets to become participating Global Club partners, such as major grocery store chains, gas stations, restaurants, electronic stores, travel agencies, etc. We have also planned to advertise Global Club to retail outlets in various trade magazines as part of our sales campaign. Our planned website will also play a central role in marketing and recruiting customers.

As the Company has not been successful in implementing its Global Club points business model on a large-scale basis, we recently began pursuing alternative business opportunities and potential acquisition partners. Accordingly, and pursuant to the proposed acquisition of Lot78 as contemplated by the Share Exchange Agreement as set forth in Proposal 1 herein, the Company aspires to shift its business focus to the luxury high-end fashion and apparel industry. As a result of the Share Exchange Agreement, Lot78 shall become a wholly-owned subsidiary of the Company and the Company shall carry on the business of Lot78 as its primary business.

Description of Property

Since our inception, we have maintained executive offices at 112 North Curry Street, Carson City, Nevada, 89703. The office and general expenses that were associated with leasing these offices for the year ending July 31, 2012 was $8,304. With the acquisition of Lot78, our executive offices will remain the same. We believe that these facilities will be adequate to meet our current requirements. We do not own any real property.

Legal Proceedings

There are no pending legal proceedings to which Bold or any of its subsidiaries is a party or to which any of their properties is subject.

Description of Bold’s Securities

Our articles of incorporation authorize us to issue 75,000,000 shares of common stock. As of the date of this Proxy Statement, 57,053,138 shares of our common stock were issued and outstanding and we have zero shares of our common stock reserved for options, warrants and other commitments. For the effects of the transaction on these numbers, see the section entitled, "Proposed Acquisition of Lot78".

Common Stock

Holders of our common stock are entitled to one vote for each share on all matters to be voted on by our shareholders. Holders of our common stock have no cumulative voting rights. They are entitled to share ratably any dividends that may be declared from time to time by the board of directors in its discretion from funds legally available for dividends. Holders of our common stock have no preemptive rights to purchase our common stock. There are no conversion rights or sinking fund provisions for the common stock.

Our common stock is listed on the OTC Bulletin Board.

Market For Common Equity And Related Shareholder Matters

There is a limited public market for our common shares. Our common shares are quoted on the OTC Bulletin Board under the symbol “BOLD.OB”. Trading in stocks quoted on the OTC Bulletin Board is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company’s operations or business prospects. We cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

The following table sets forth the high and low closing prices quoted on the Over the Counter Bulletin Board for the last two fiscal years, without retail mark-up, mark-down or commission and may not be reflective of actual transactions:

Fiscal Year Ending July 31, 2012
Quarter Ended	High $	Low $
July 31, 2012	.15	.13
April 30, 2012	.55	.13
January 31, 2012	.61	.52
October 31, 2011	.55	.31

Fiscal Year Ending July 31, 2011
Quarter Ended	High $	Low $
July 31, 2011	30.00	0.31
April 30, 2011	30.00	1.20
January 31, 2011	1.95	1.95
October 31, 2010	1.95	1.95

As of the date of this Proxy Statement, 57,053,138 issued and outstanding shares of common stock were held by a total of 170 shareholders of record.

No cash dividends were paid on our shares of common stock during the fiscal years ended July 31, 2012 and 2011. We have not paid any cash dividends since our inception and do not foresee declaring any cash dividends on our common stock in the foreseeable future. On March 24, 2010, we effectuated a 150-for-1 forward stock split and on March 31, 2011, we effectuated a 1-for-25 reverse stock split.

BOLD'S REASONS FOR THE ACQUISITION

There are several reasons why our Board is recommending that you approve the proposed acquisition of Lot78. Recently, we made the decision to seek other business opportunities and potential acquisition partners. The reason for this decision was that we felt that the Global Club points business was going to require substantial working capital financing when it reached critical mass. Many of the initiatives that we have developed will require substantial amounts of incremental financing. The Board of Directors believes that it would be highly unlikely for us to fund the working capital requirements and cash operating losses from sources other than equity or convertible debt. Our Board has concluded that the acquisition of Lot78 will likely make it easier for us to raise funds in the future. Bold’s post-acquisition business will be devoted primarily to Lot78's business. The Board considers this to be an area of potential high growth, which may attract equity investors more easily than our current business model.

ABOUT LOT78

Overview

Lot78 originated in London in 2008 and designs, markets, distributes, and sells apparel under the brand name "Lot78" to fashion-conscious consumers on six continents, including North America, Europe, Asia, Australia, Africa and South America. Lot78 seeks to be a trend-setting leader in the design, marketing, distribution and sale of luxury street apparel. Its current collection is a full men’s and women’s contemporary ready-to-wear line which includes leather jackets, t-shirts, sweats, knitwear, accessories, jeans, chinos, home ware, and wool coats. Lot78 operates in three distinct but integrated segments: Wholesale, Consumer Direct and Core Services. The Wholesale segment sells product to industry-leading high-end global department stores, specialty retailers and boutiques. The Consumer Direct segment consists of e-commerce sales and will be expanded as Lot78 opens branded retail stores. The Core Services segment provides product design, production, distribution, marketing and other overhead resources to the other segments. Over the past four years, Lot78 has developed a recognizable brand, expanded its product offerings, and initiated a growth strategy to expand both its Wholesale and Consumer Direct segment sales.

Lot78 markets its products to domestic and international wholesale customers by participating in industry trade shows and by displaying its collections in various showrooms. Wholesale customers can be found in six continents and include specialty stores, major department stores, and off-price retailers. Lot78’s products are sold both in the United States and internationally in leading high-end, premium stores, which include Barney’s, Harrod’s, and Bloomingdales, as well as in various boutique and specialty stores. They also sell their products at Lot78’s traditional brick-and-mortar store “The Lot on Ledbury,” within the heart of Notting Hill, London, where the brand originated, and through Lot78’s branded website and additional web retailers, such as Net-A-Porter.com.

The Lot78 strategy is to build brand recognition by marketing its products to fashion-conscious consumers, particularly in the 20-35 year old demographic, who aspire to or actively maintain a luxury-oriented lifestyle. Furthermore, Lot78 seeks to build brand recognition that is characterized by unique style, timelessness, utility and quality, as opposed to merely following prevailing fads or trends that do not have the same degree of potential growth or longevity over time. A close and influential network of global contract manufacturers has greatly aided the expansion of the Lot78 collection, which started with four men’s leather jackets and developed to become a full men’s and women’s ready-to-wear fashion and apparel line. Lot78 utilizes contractors located in Portugal, Bhutan, and Italy for the manufacture of its products. Its garments are sourced, designed and manufactured in countries all over the world by people with the unique strengths, skills, and craftsmanship to create the premium-quality and reliable products that are in high demand with Lot78’s targeted affluent demographics. The majority of production is based in the Venetian region of Italy, whose legacy befits Lot78’s aesthetic heritage and focus on luxurious quality and innovative style.

Lot78 maintains and exercises control over advertising and marketing activities, which allows the company to set the tone for integrity, consistency and direction of the Lot78 brand image worldwide. Lot78’s management actively utilizes guerilla marketing campaigns, digital media and communication, involvement in the art community, and philanthropic acts to continually develop Lot78’s brand identity.

Brand and Products

Since 2008, the Lot78 brand has developed an androgynous, contemporary image, which can aptly be described as “refined grunge”: a marriage of luxury and urbanity. Lot78 believes that the strength of the Lot78 brand name and image is derived from its emphasis on combining the brand’s London-based roots with its Italian-inspired construction. Lot78’s dedication to quality, its utilization of Italian production and craftsmanship processes, and its mastery of London-based urban and street-wear cultural imagery have combined to infuse Lot78’s fashion and apparel collection with a unique and avant-guard take on contemporary fashion. Lot78 seeks to be an innovator in premium lifestyle branding. Its fashion perspective is significantly influenced by its Founder, Mr. Oliver Amhurst, who is an influential figure in the fashion industry and has been at the forefront of style for more than a decade.

Lot78 currently offers a full collection of men’s and women’s ready-to-wear garments that it designs, markets, distributes and sells under the Lot78 trademarks. Lot78’s products are sold globally through upscale retailers, boutiques and specialty stores. Currently, Lot78 sells a wide variety of products for men and women, including leather jackets, t-shirts, sweats, knitwear, accessories, jeans, chinos, home ware, and wool coats. Many of Lot78’s products can be viewed on their website located at www.lot78.com. Lot78 intends to continually diversify its product offerings and designs as part of its seasonal collections.

Lot78 products are made with high quality fabrics primarily from Italy. Although Lot78 operates in a highly competitive market, it seeks to distinguish Lot78 products by emphasizing superior quality, fit, and craftsmanship. We believe that Lot78 has a competitive advantage in the quality of their fabrics and craftsmanship, superiority of their design cuts and fits, and price points in comparison to its competitors.

Lot78 introduces new and continually diverse collections twice a year during the Spring/Summer and Fall/Winter seasons.

Wholesale Segment

The Lot78 Wholesale Segment sells product to leading global department stores, specialty retailers and boutiques that have the image and merchandising expertise that Lot78 envisions for the effective presentation of its products. Additionally, Lot78 products are stocked in Barneys, Harrod’s, Bloomingdales and Net-A-Porter, and in various specialty and boutique stores throughout the world.

Consumer Direct Segment

The Lot78 Consumer Direct Segment currently consists solely of sales from its e-commerce site. Lot78 accepts and fills all customer orders received through its Lot78 branded website internally. Lot78 also sells their products at its traditional brick-and-mortar store “The Lot on Ledbury,” within the heart of Notting Hill, London, where the brand originated. Additionally, Lot78 plans to grow its Consumer Direct segment sales by opening four Lot78 branded retail stores by 2015.

Marketing

The Lot78 marketing and public relations strategy is designed to communicate the signature design aesthetic and lifestyle orientation of our brand. Lot78’s unique “refined grunge” style was created by Lot78’s founder, Mr. Oliver Amhurst. Mr. Amhurst continues to manage and oversee every aspect of Lot78’s marketing. The marketing mix consists of a variety of channels including national and international print advertising, strategic outdoor advertising, in-store advertising, digital advertising, and social media. This mix of media and channels is designed to support the brand's growth across a diverse collection of consumer groups and markets. In addition, the brand strategically cultivates and enjoys a strong and loyal celebrity following. These unpaid celebrity endorsements have been, and continue to be, highly effective in expanding our brand awareness and affinity.

Trademarks

The “Lot78” brand is trademarked worldwide. Generally, the Lot78 trademarks remain valid and enforceable so long as the company continues to use the marks in commerce and the required registration renewals are filed. Lot78 considers its trademarks to be valuable assets in the marketing of its products and seeks to protect them from infringement worldwide.

Sources and Availability of Raw Materials

The fabrics used in all Lot78 products are sourced from fabric manufacturers located in Italy and Portugal. Although Lot78 does not currently have any long-term agreements in place for the supply of its fabrics, threads or other components, such high-quality fabrics are currently readily available from a number of suppliers, including mills located both in the United States and in other regions around the world.

Design and Product Development

The Lot78 design team, which has three employees and is directed by Mr. Amhurst, is responsible for the design and development of its products.

Manufacturing

All product manufacturing is outsourced to third parties on an order-by-order basis. Currently, the company has contract manufacturers in Italy, Portugal, and Bhutan. These contractors sew and finish Lot78 products to exacting design specifications. Lot78 management oversees the manufacturing and quality control of its products and researches and develops new sources of supply for the materials used in the manufacturing of its products.

Lot78 Market For Common Equity

Lot78 stock is not publicly traded. Lot78’s incorporation documents authorize us to issue an unlimited number of common stock and an unlimited number of preferred shares. As of the date of this Proxy Statement, 11,510 shares of Lot78’s common stock were outstanding and no shares of preferred stock were outstanding. No shares of Lot78 common stock were reserved for options, warrants or other commitments. For the effects of the transaction on these numbers, see the section entitled, “Proposed Acquisition of Lot78”.

The number of holders of Lot78’s common stock as of the date of this Proxy Statement was four. Lot78 has not paid or declared any dividends on its common stock and does not anticipate paying any dividends on its common stock in the near future.

Lot78’s Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of Anio, Ltd.’s financial condition and results of operations should be read in conjunction with the company’s financial statements and related notes included elsewhere in this report. This report contains forward looking statements relating to Anio, Ltd.’s future economic performance, plans and objectives of management for future operations, projections of revenue mix and other financial items that are based on the beliefs of, as well as assumptions made by and information currently known to, management. The words "expects”, “intends”, “believes”, “anticipates”, “may”, “could”, “should" and similar expressions and variations thereof are intended to identify forward-looking statements. The cautionary statements set forth in this section are intended to emphasize that actual results may differ materially from those contained in any forward looking statement.

The auditor’s report on the September 30, 2012 financial statements of Anio, Ltd. expresses an opinion that substantial doubt exists as to whether the company can continue as an ongoing business, since Anio, Ltd. has incurred a net loss and its liabilities exceed its assets. See Appendix F (September 30, 2012 Audited Financial Statements of Anio, Ltd.) under the caption, “Report of Independent Registered Public Accounting Firm.”

Results of Operations

We generated revenues from the sale of our products for the period ended September 30, 2012 of £355,469, as compared to revenue for the period ended September 30, 2011 of £437,870. We incurred operating expenses of £75,203 and £172,722, respectively, for the periods ended September 30, 2012 and September 30, 2011.

Our comprehensive net loss for the period ended September 30, 2012, was £79,586 compared to £176,589 for the period ended September 30, 2011. We intend to fund additional expenditures through equity and/or debt financing. There can be no assurance that financing will be available to the Company on acceptable terms, if at all.

Liquidity and Capital Resources

At September 30, 2012, we had £nil in cash in the bank as compared to £206 as at September 30, 2011. Our accounts payable at September 30, 2012 was £146,154 as compared to £69,305 as at September 30, 2011.  Our stockholders' deficit was £776,606 at September 30, 2012, as compared to £697,020 at September 30, 2011.

We do not anticipate any material commitments for capital expenditures in the near term. While we continue to work towards 100% capacity, we feel that current cash on hand is insufficient to satisfy our cash requirements. If we are unable to continue to develop and implement a profitable business plan, we will be required to seek additional avenues to obtain the funds necessary to sustain operations, including equity and/or debt financing. There can be no assurance that financing will be available to the Company on acceptable terms, if at all.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Critical Accounting Policies

Management's discussion and analysis of our financial condition and results of operations are based on the financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of such financial statements requires Management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an ongoing basis, Management will evaluate its estimates and will base its estimates on historical experience, as well as on various other assumptions in light of the circumstances surrounding the estimate. The results of this evaluation will form the basis of our judgments about the carrying values of our assets and liabilities, which are not readily apparent from other sources. It should be noted, however, that actual results could materially differ from the amount derived from Management's estimates under different assumptions or conditions. Loss per share is computed using the weighted average number of common stock outstanding during the period. Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period reported. Our Management does not believe that any recently issued, but not yet effective accounting standards if currently adopted, would have a material effect on our current financial statements.

Because we are a small, development stage company with only one director, we have not yet appointed an audit, nominating, or compensation committee or any other committee of our Board of Directors.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS OF LOT78

The following table sets forth the compensation paid to our executive officers during the years ended September 30, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary (£)	Bonus (£)	Stock Awards (£)	Option Awards (£)	Non-Equity Incentive Plan Compensation (£)	Nonqualified Deferred Compensation Earnings (£)	All Other Compens-ation (£)	Total (£)
Oliver Amhurst President, CEO, CFO, Secretary, Treasurer and Director	2012	11,525	0	0	0	0	0	0	11,525
	2011	5,714	0	0	0	0	0	0	5,714

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

There are no current outstanding equity awards to our executive officers as of September 30, 2012.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Compensation of Directors

Mr. Oliver Amhurst, the sole Director of the Company, receives no extra compensation for his services on our Board of Directors.

RELATED PARTY TRANSACTIONS OF LOT78

As set forth in the Audited Financial Statements for the year Ended September 30, 2012 attached hereto as Appendix F, and included within accrued expenses and other payables is £288,000 (2011: £187,000) and included within long term debt is  £117,840 (2011:  £269,840) owed to D. Hardcastle, a shareholder. These loans are interest free.

REPORTS, OPINIONS, APPRAISALS AND NEGOTIATIONS

We did not retain a third party to express its opinion as to the fairness to our shareholders, from a financial point of view, of the proposed transaction. We felt that sufficient expertise exists with our current director. We also relied on the experience of our officer and the current financial conditon of the Company in making the recommendation relating to the acquisition of Lot78.

In performing our analyses of the transaction, we made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions, and other matters, many of which are beyond our control. Any estimates contained in the analyses performed by us are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which the businesses or securities might actually be sold. Accordingly, the analyses and estimates are inherently subject to substantial uncertainty.

In connection with our analysis, we researched or reviewed various materials and documents and held discussions with certain individuals. In particular, we did the following:

•	held discussions with senior management and directors of Lot78 concerning the outlook of their entity;
•	reviewed historical audited financial statements of Lot78;
•	reviewed economic, industry, demographic, and market related data, factors, and outlooks for Lot78;
•	reviewed documents related to the proposed acquisition;
•	reviewed the ownership structure of Lot78 and its subsidiaries;
•	considered our financial condition and our lack of access to appropriate funding, and that without additional funds we would likely not be successful.

PROPOSAL 1

ACQUISITION OF LOT78 PURSUANT TO THE

SHARE EXCHANGE AGREEMENT

The Company proposes the acquisition of Lot78 pursuant to the Share Exchange Agreement in order to pursue its new business direction focused on the luxury high-end fashion and apparel industry as discussed above in greater detail.

On November 9, 2012, the Company’s Board of Directors approved the acquisition of Lot78 by the Company pursuant to the Share Exchange Agreement, a copy of which is attached hereto as Appendix B.

VOTE REQUIRED

Approval of the proposed acquisition of Lot78 by the Company, as contemplated by the Share Exchange Agreement requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

Proposal 1 must be independently approved to approve the acquisition of Lot78 as contemplated by the Share Exchange Agreement. An affirmative vote for this Proposal 1 is only a vote for the acquisition as set forth above and shall not be counted for or against Proposals 4, 5, 6, 7, or 8 as those Proposals must be independently approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ACQUISITION OF LOT78

AS CONTEMPLATED BY THE SHARE EXCHANGE AGREEMENT AS SET FORTH ABOVE.

PROPOSAL 2

ELECTION OF DIRECTORS

Nominees for Election

Our current Bylaws provide for a Board of Directors consisting of not less than one (1), nor more than ten (10), directors.  The number of directors is currently set as one (1) who will be elected at the Annual Meeting.  The elected director will hold office for a term of one (1) year until the next Annual Meeting of the Company or until his or her respective successor is duly qualified and elected, or until the Closing of the acquisition as set forth in Proposal 1 herein, unless the director dies, resigns, or is removed from office prior to any such time.

On November 9, 2012, the Company’s Board of Directors approved the re-election of the below nominee for a term of one (1) year until the next Annual Meeting of the Company or until her respective successor is duly qualified and elected, or until the Closing as set forth in Proposal 1 herein, unless the director dies, resigns, or is removed from office prior to any such time.

In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominee named below as a director.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.  In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the shareholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

Set forth below is information as to the nominee for director.

NOMINEE FOR ELECTION AS DIRECTOR

Name of Nominee	Age	Position (Proposed Term as Director)
Eden Clark	34	Director – 1 Year or until the Closing

Eden Clark has been the President, CEO, Treasurer, CFO, and a Director of the Company since November 30, 2010, and the Secretary of the Company from November 16, 2012. From 1997 to 2001, Ms. Clark was a founding team member of Onvia.com Inc., a publicly traded company on NASDAQ, assisting it in the growth from a small start-up to more than 300 employees and $140 million in revenue. From 2002 to 2008 she was founder and CEO of Be Jane, Inc., a media and web company focused on the niche segment of women’s home improvement and décor, leading breakthrough partnerships on new initiatives with such companies as MSN and Bank of America, and was featured in hundreds of national TV and print media such as TIME, Entrepreneur, People Magazine, Wall St Journal, CNN, The Today Show, and more. From 2008 until present, Ms. Clark became President of eDivvy.com Inc., a private payment technology company, leading the company’s strategic initiatives, branding, and business development efforts. Ms. Clark devotes approximately 10 hours a week to our business.

VOTE REQUIRED

Directors are elected by a plurality of the votes cast by shareholders entitled to vote thereon and present in person or represented by proxy at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE NOMINEE AS SET FORTH ABOVE.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTANT

The Company’s registered independent public accountant for the fiscal years ended July 31, 2012 and 2011 was De Joya Griffith & Company, LLC (“De Joya Griffith”). On November 19, 2012, the Board of Directors dismissed De Joya Griffith and appointed MaloneBailey as the registered independent public accountant of the Company for the year ending July 31, 2013 or, subject to the approval of Proposal 4 herein, for the year ending September 30, 2013. The decisions to appoint MaloneBailey and dismiss De Joya Griffith were approved by the Board of Directors of the Company on November 9, 2012. We are submitting this matter to our shareholders for ratification. Although we are not required to seek shareholder approval for this appointment, we believe it is sound corporate practice to do so. In the event that the shareholders do not ratify the selection of MaloneBailey, the appointment of the registered independent public accountant will be reconsidered by the Board of Directors. Representatives from De Joya Griffith and MaloneBailey are not expected to attend the Annual Meeting.

Other than the disclosure of uncertainty regarding the ability of the Company to continue as a going concern, De Joya Griffith’s reports on the financial statements of the Company for the years ended July 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. For the two most recent fiscal years and any subsequent interim period through De Joya Griffith’s termination on November 19, 2012, De Joya Griffith disclosed the uncertainty regarding the ability of the Company to continue as a going concern in its accountant’s report on the financial statements.

In connection with the audit and review of the financial statements of the Company through November 19, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with De Joya Griffith’s opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the years ended July 31, 2012 and 2011 and interim unaudited financial statements through November 19, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to November 19, 2012, the Company did not consult with MaloneBailey regarding (1) the application of accounting principles to specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor registered independent public accountant as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to De Joya Griffith prior to the date of filing of a Current Report with the Commission on Form 8-K on November 19, 2012 (the “Current Report”) and requested that De Joya Griffith furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agreed with the statements in the Current Report. A copy of the letter furnished in response to that request was filed as Exhibit 16.1 to the Current Report.

Audit Fees

For the fiscal years ended July 31, 2012 and 2011, the Company incurred approximately $4,500 and $4,000, respectively, in fees to the Company’s registered independent public accountant, De Joya Griffith, for professional services rendered in connection with the audit of the financial statements for the years ended July 31, 2012 and 2011.

Audit-Related Fees

The aggregate fees billed during the fiscal years ended July 31, 2012 and 2011 for assurance and related services by the Company’s registered independent public accountant, De Joya Griffith, that are reasonably related to the performance of the audit or review of the financial statements were $nil and $nil, respectively.

Tax Fees

The aggregate fees billed during the fiscal years ended July 31, 2012 and 2011 for professional services rendered by the Company’s registered independent public accountant, De Joya Griffith, including tax compliance, tax advice and tax planning were $nil and $nil, respectively.

All Other Fees

The aggregate fees billed during the fiscal years ended July 31, 2012 and 2011 for products and services provided by the Company’s registered independent public accountant, De Joya Griffith, were $nil and $nil, respectively.

VOTE REQUIRED

The ratification of the appointment of MaloneBailey as the registered independent public accountant of the Company for the year ending July 31, 2013 or, subject to the approval of Proposal 4 herein, for the year ending September 30, 2013, requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE REGISTERED INDEPENDENT PUBLIC ACCOUNTANT FOR THE YEAR ENDING JULY 31, 2013 OR, SUBJECT TO THE APPROVAL OF PROPOSAL 4, FOR THE YEAR ENDING SEPTEMBER 30, 2013 AS SET FORTH ABOVE.

PROPOSAL 4

AMENDMENT TO COMPANY BYLAWS TO CHANGE FISCAL YEAR END TO SEPTEMBER 30

Under this Proposal 4, the amendment to the Company’s Bylaws to change the fiscal year end is contingent upon the independent approval of Proposal 1.

On November 9, 2012, the Company’s Board of Directors approved the Amended Bylaws of the Company, substantially in the form attached hereto as Appendix C, which amends Article V, Paragraph 2 to change the Company’s fiscal year end from July 31 to September 30 upon the Closing. Article V, Paragraph 2 of the Bylaws currently states as follows:

2. Fiscal Year

The fiscal year of the Corporation shall be the twelve months ending July 31, or such other period as may be fixed by the Board of Directors.

The proposed amendment to Article V, Paragraph 2 of the Company’s Bylaws shall state as follows:

2. Fiscal Year

The fiscal year of the Corporation shall be the twelve months ending September 30, or such other period as may be fixed by the Board of Directors.

The determination to change the Company’s fiscal year end is based on aligning the Company’s year end with the year end of Lot78, as this will simplify the Company’s ongoing accounting.

VOTE REQUIRED

The amendment to the Company’s Bylaws to change the Company’s fiscal year end from July 31 to September 30 requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

Proposal 4 must be independently approved to amend the Bylaws to change the Company’s fiscal year end and is contingent upon the independent approval of Proposal 1. An affirmative vote for this Proposal 4 is only a vote for the amendment to the Bylaws to change the fiscal year end as set forth above and shall not be counted for or against Proposal 1, as that Proposal must be independently approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE BYLAWS TO CHANGE THE COMPANY’S FISCAL YEAR END AS SET FORTH ABOVE.

PROPOSAL 5

AMENDMENT TO COMPANY BYLAWS TO AMEND ARTICLE I, PARAGRAPH 11 ENTITLED “VOTE OR CONSENT OF SHAREHOLDERS”

Under this Proposal 5, the amendment to Article I, Paragraph 11 of the Company’s Bylaws is contingent upon the independent approval of Proposal 1.

On November 9, 2012, the Company’s Board of Directors approved the Amended Bylaws of the Company, substantially in the form attached hereto as Appendix C, which amends Article I, Paragraph 11 entitled “Vote or Consent of Shareholders” in its entirety upon the Closing. Article I, Paragraph 11 of the Bylaws currently states as follows:

11. Vote or Consent of Shareholders

Directors, except as otherwise required by law, shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

Whenever any corporate action, other than the election of directors, is to be taken by vote of the shareholders, it shall, except as otherwise required by law, be authorized by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon.

Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of all outstanding shares entitled to vote thereon. Written consent thus given by the holders of all outstanding shares entitled to vote shall have the same effect as a unanimous vote of shareholders.

The proposed amendment to Article I, Paragraph 11 of the Company’s Bylaws shall state as follows:

11. Informal Action by Stockholders.

Any action required or permitted to be taken at a meeting of the stockholders, including the election of Directors, may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

Stockholders may participate in a meeting of stockholders through electronic communications, videoconferencing, teleconferencing or other available technology which allows the stockholders to communicate simultaneously or sequentially and which allows all persons participating in the meeting to hear each other. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

If voting by a class or series of stockholders is permitted or required, a majority of the voting power of the class or series that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

The Company proposes to amend Article I, Paragraph 11 upon the Closing in order to conform such language to Section 78.320 of the Nevada Revised Statutes.

VOTE REQUIRED

The amendment to the Company’s Bylaws to amend Article I, Paragraph 11 entitled “Vote or Consent of Shareholders” in its entirety requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

Proposal 5 must be independently approved to amend Article I, Paragraph 11 of the Bylaws and is contingent upon the independent approval of Proposal 1. An affirmative vote for this Proposal 5 is only a vote for the amendment to Article I, Paragraph 11 as set forth above and shall not be counted for or against Proposal 1, as that Proposal must be independently approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE BYLAWS TO AMEND ARTICLE I, PARAGRAPH 11 AS SET FORTH ABOVE.

PROPOSAL 6

ELECTION OF TARGET NOMINEE AS DIRECTOR TO TAKE OFFICE UPON THE CLOSING

Under this Proposal 6, the election of the Target Nominee as Director is contingent upon the independent approval of Proposal 1.

Target Nominee for Election

The Company proposes to elect one director, Mr. Oliver Amhurst, to take office immediately upon Closing and to hold such office until the next Annual Meeting of the Company or until his respective successor is duly qualified and elected, unless the director dies, resigns, or is removed from office prior to any such time. Pursuant to the Share Exchange Agreement, upon the Closing, Eden Clark, the current sole director of the Company, shall resign from the Board of Directors and the appointment of Mr. Oliver Amhurst to the Board shall become effective.

On November 9, 2012, the Company’s Board of Directors approved the election of the below Target Nominee upon the Closing for a term of one (1) year until the next Annual Meeting of the Company or until his respective successor is duly qualified and elected unless the director dies, resigns, or is removed from office prior to any such time.

In the absence of specific instructions, executed proxies which do not indicate for whom votes should be cast will be voted “FOR” the election of the nominee named below as a director.  Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.  In the event that any nominee is unable or declines to serve as a director (which is not anticipated), the shareholders will vote for such substitute nominee as the Board of Directors recommends or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends.

Set forth below is information as to the Target Nominee for director.

NOMINEE FOR ELECTION AS DIRECTOR

Name of Nominee	Age	Position (Proposed Term as Director)
Oliver Amhurst	40	Director – 1 Year

Oliver Amhurst - Mr. Amhurst has been in the fashion business for over 15 years and has spent the past six years building the Lot78 brand into a full ready-to-wear collection. Mr. Amhurst is currently the sole officer and director of Lot78. The Lot78 collection is sold in some of the most prestigious stores in the world, such as Barney’s, Mr. Porter, Shopbop, Bloomingdales and Net-A-Porter, and is also sold in the traditional brick-and-mortar store “The Lot on Ledbury,” within the heart of Notting Hill, London, England, where the Lot78 brand originated. Mr. Amhurst started his career in the stock room at the Emporio Armani store in London, but rose through ranks of the company to end up running the wholesale division of all Armani products in the UK, where he was responsible for over $70 million worth of revenue. He has extensive contacts with some of the world’s leading buyers in the fashion industry, who have all supported him throughout the growth of the Lot78 brand.

VOTE REQUIRED

Directors are elected by a plurality of the votes cast by the shares of common stock represented at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected to the Board of Directors.

Proposal 6 must be independently approved to elect the Target Nominee as a Director and is contingent upon the independent approval of Proposal 1. An affirmative vote for this Proposal 6 is only a vote for the election of the Target Nominee as set forth above and shall not be counted for or against Proposal 1, as that Proposal must be independently approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE ELECTION OF THE TARGET NOMINEE AS DIRECTOR AS SET FORTH ABOVE.

PROPOSAL 7

ELECTION OF EXECUTIVE OFFICER

Under this Proposal 7, the election of the executive officer is contingent upon the independent approval of Proposal 1.

Each of our executive officers is elected by the Board of Directors to a term of one (1) year or until his or her successor is duly qualified and elected, or until he or she dies, resigns or is removed from office.

The Company proposes to elect Mr. Oliver Amhurst to serve as the Company’s President, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer immediately upon the Closing as set forth in Proposal 1 herein for a term of one (1) year or until his successor is duly qualified and elected or until he dies, resigns or is removed from office. Pursuant to the Share Exchange Agreement, upon the Closing, Eden Clark, the current sole executive officer of the Company, shall resign from each officer position held with the Company and immediately thereafter, Mr. Oliver Amhurst shall be elected to serve as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company.

NOMINEE FOR ELECTION AS EXECUTIVE OFFICER

Name of Nominee	Age	Position (Proposed Term)
Oliver Amhurst	40	President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary

VOTE REQUIRED

The election of one executive officer of the Company, Mr. Oliver Amhurst, to take office immediately upon the Closing requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

Proposal 7 must be independently approved to elect the executive officer and is contingent upon the independent approval of Proposal 1. An affirmative vote for this Proposal 7 is only a vote for the election of the executive officer as set forth above and shall not be counted for or against Proposal 1, as that Proposal must be independently approved.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE ELECTION OF THE EXECUTIVE OFFICER AS SET FORTH ABOVE.

PROPOSAL 8

AMENDMENT TO COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY’S NAME TO LOT78, INC.

Under this Proposal 8, the amendment to the Company’s Articles of Incorporation to change the Company’s name to Lot78, Inc. is contingent upon the independent approval of Proposal 1.

On November 9, 2012, the Board of Directors approved the Certificate of Amendment to the Articles of Incorporation, substantially in the form attached hereto as Appendix D, which amends Article 1 to change the Company’s name from Bold Energy, Inc. to Lot78, Inc. Upon approval, the Company shall file the Certificate of Amendment with the Secretary of State of Nevada. Article 1 to the Articles of Incorporation, as amended, currently states as follows:

1. Name of Corporation: Bold Energy Inc.

The proposed amendment to Article I of the Company’s Articles of Incorporation, as amended, shall state as follows:

1. Name of Corporation: Lot78, Inc.

The Board of Directors believes that changing the name of the Company to Lot78, Inc. upon Closing will more accurately reflect the new business direction of the Company.

VOTE REQUIRED

The amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to Lot78, Inc. upon the Closing requires the affirmative vote of holders of a majority of the shares of the Company’s common stock entitled to vote thereon and present in person or represented by proxy at the Annual Meeting.

Proposal 8 must be independently approved to amend the Company’s Articles of Incorporation, as amended, to change the Company’s name to Lot78, Inc. and is contingent upon the independent approval of Proposal 1. An affirmative vote for this Proposal 8 is only a vote for the amendment as set forth above and shall not be counted for or against Proposal 1, as that Proposal must be independently approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION, AS AMENDED, TO CHANGE THE COMPANY'S NAME TO LOT78, INC. AS SET FORTH ABOVE.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or officer of the Company, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting other than the election of directors, except as otherwise disclosed herein.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Shareholders are hereby notified that if they wish for a proposal to be included in our Proxy Statement and form of proxy relating to the 2013 Annual Meeting of Shareholders, they must deliver a written copy of their proposal no later than August 22, 2013. If the date of next year’s Annual Meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to shareholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Mailing Instructions

Proposals should be delivered to the Company at 112 North Curry Street, Carson City, Nevada 89703. To avoid controversy and establish timely receipt by the Company, it is suggested that shareholders send their proposals by certified mail, return receipt requested.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement. This means that the Company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this document or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Amended Annual Report on Form 10-K/A for the fiscal year ended July 31, 2012 (the “Amended Annual Report”), which was filed previously with the SEC on November 16, 2012 and contains important information about the Company and its financial condition, including information under the captions “Financial Statements and Supplementary Data,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” A copy of the Amended Annual Report is attached hereto as Appendix E.

The Company will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all information that has been incorporated by reference in this Proxy Statement (not including exhibits). You may obtain a copy of these documents and any amendments thereto by writing to Bold Energy, Inc. at 112 North Curry Street, Carson City, Nevada 89703.  These documents are also included in our SEC filings, which you can access electronically at the SEC’s web site, www.sec.gov.

WHERE YOU CAN GET ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.W., Washington, DC 20549.  You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

OTHER BUSINESS

The Company knows of no other matters to be submitted at this Annual Meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

APPENDIX

Appendix A – Proposed Form of Proxy Card

Appendix B – Copy of Share Exchange Agreement

Appendix C – Proposed Form of Amended Bylaws

Appendix D – Proposed Certificate of Amendment to Articles of Incorporation

Appendix E – Copy of Amended Annual Report on Form 10-K/A for the Year Ended July 31, 2012

Appendix F – Audited Financial Statements for Anio, Ltd. for the year ended September 30, 2012

Appendix G – Audited Financial Statements for Anio, Ltd. for the year ended September 30, 2011

Appendix H – Pro Forma Consolidated Financial Statements of Bold Energy, Inc. and Anio, Ltd.

By order of the Board of Directors,

Date: December 21, 2012                               /s/ Eden Clark_____________________________

Eden Clark

Chairman and Sole Member of Board of Directors

Appendix A

BOLD ENERGY, INC.

PROXY CARD

Annual Meeting of Shareholders

January 22, 2013

The undersigned hereby appoints the Board of Directors, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote ALL of the shares of the Common Stock in Bold Energy, Inc. (the “Company”), standing in the name of the undersigned at the 2012 Annual Meeting of Shareholders to be held on January 22, 2013, and upon such other matters as may properly come before the meeting. Any prior proxy or voting instructions are hereby revoked.

The Directors recommend a vote FOR all Proposals.

1.	Acquisition of Lot78, Inc. (“Lot78”) as contemplated by the Share Exchange Agreement dated November 12, 2012.

FOR [_] AGAINST [_] ABSTAIN [_]

2.	Election of Director to hold office until the next Annual Meeting of the Company or until his or her respective successor is duly qualified and elected, or until the closing of the Company's proposed acquisition of Lot78 (the “Closing”) as set forth in Proposal 1.

NOMINEE:

a. Eden Clark

FOR [_] AGAINST [_]

3. Ratification of the appointment of MaloneBailey, LLP as the registered independent public accountant of the Company for the year ending July 31, 2013 or, subject to the approval of Proposal 4, for the year ending September 30, 2013.

FOR [_] AGAINST [_] ABSTAIN [_]

4.	Amendment to the Company’s Bylaws to change the Company’s fiscal year end from July 31 to September 30, upon the Closing.

FOR [_] AGAINST [_] ABSTAIN [_]

5.	Amendment to the Company’s Bylaws to amend Article I, Paragraph 11 entitled “Vote or Consent of Shareholders” in its entirety, upon the Closing.

FOR [_] AGAINST [_] ABSTAIN [_]

6.	Election of Director to take office immediately upon the Closing, and to hold such office until the next Annual Meeting of the Company or until his respective successor is duly qualified and elected.

NOMINEE:

a. Oliver Amhurst

FOR [_] AGAINST [_]

7. Election of Oliver Amhurst as the sole executive officer of the Company to take office immediately upon the Closing.

FOR [_] AGAINST [_] ABSTAIN [_]

8.	Amendment to the Company’s Articles of Incorporation, as amended, to change the name of the Company to Lot78, Inc. upon the Closing.

FOR [_] AGAINST [_] ABSTAIN [_]

PROXY/VOTING INSTRUCTIONS

Annual Meeting of Shareholders

January 22, 2013

The shares represented by this proxy will be voted as directed by the Shareholder. If no specification is made, the shares will be voted FOR ALL proposals. When signing as attorney, executor, administrator, trustee or guardian, give full title as such, and when stock has been issued in the names of two or more persons, all should sign unless evidence of authority to sign on behalf of the others is attached.

Dated: _______________________________________

Number of Shares Represented by this Proxy:

______________________________________ _______________________________________

Signatures Signatures

______________________________________ _______________________________________

Name of Shareholder Name of Shareholder

PLEASE RETURN ALL PROXIES TO:                                             Bold Energy, Inc.

2368 2nd Ave.

San Diego, CA 92101

Appendix B

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement, dated as of November 12, 2012, (this “Agreement”) by and among Anio Limited., a limited liability company established under the laws of England, which operates the clothing and fashion brand known as “Lot78” (hereinafter referred to as “Lot78”), the shareholders of Lot78 set forth on Schedule I hereto (the “Lot78 Shareholders”), and Bold Energy, Inc., a Nevada corporation (“BOLD”), and the controlling stockholders of BOLD set forth on Schedule II hereto (the “BOLD Controlling Stockholders”).

WHEREAS, the Lot78 Shareholders own Eleven Thousand Five Hundred Ten (11,510) shares of Lot 78, which represents 100% of the issued and outstanding shares of Lot78 (such shares being hereinafter referred to as the “Lot78 Shares”); and

WHEREAS, (i) the Lot78 Shareholders and Lot78 believe it is in their respective best interests for the Lot78 Shareholders to exchange 100% of the Lot78 Shares for 30,954,388 newly-issued shares of common stock, $0.001 par value per share, of BOLD (such shares being hereinafter referred to as the “BOLD Shares”); and (ii) BOLD believes it is in its best interest and the best interest of its stockholders to acquire the Lot78 Shares in exchange for the BOLD Shares, all upon the terms and subject to the conditions set forth in this Agreement (the “Share Exchange”); and

WHEREAS, it is the intention of the parties that: (i) the Share Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”); and (ii) the Share Exchange shall qualify as a transaction in securities exempt from registration or qualification under the Securities Act of 1933, as amended and in effect on the date of this Agreement (the “Securities Act”); and

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

EXCHANGE OF LOT78 SHARES FOR BOLD SHARES

Section 1.1 Agreements to Exchange Lot78 Shares for BOLD Shares. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, the Lot78 Shareholders shall assign, transfer, convey and deliver the Lot78 Shares to BOLD and in consideration and exchange for the Lot78 Shares, BOLD shall issue, transfer, convey and deliver the BOLD Shares to the Lot78 Shareholders.

Section 1.2 Closing and Actions at Closing. The closing of the Share Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m. Pacific Time on the day the conditions to closing set forth in Articles V and VI herein have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the “Closing Date”).

Section 1.3  Directors of BOLD at Closing Date. On the Closing Date, Eden Clark, the current sole director of BOLD, shall resign from the board of directors of BOLD (the “BOLD Board”) and the appointment of Ollie Amhurst to the BOLD Board shall become effective.

Section 1.4  Officers of BOLD at Closing Date. On the Closing Date, Eden Clark and Patrick DeBlois shall each resign from each officer position held at BOLD and immediately thereafter, the BOLD Board shall appoint Ollie Amhurst to serve as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF BOLD

BOLD and the Bold Controlling Stockholders represent, warrant and agree that all of the statements in the following subsections of this Article II are true and complete as of the date hereof.

Section 2.1  Corporate Organization

A.                   BOLD is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has all requisite corporate power and authority to own its properties and assets and governmental licenses, authorizations, consents and approvals to conduct its business as now conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its activities makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a Material Adverse Effect on the activities, business, operations, properties, assets, condition or results of operation of BOLD. “Material Adverse Effect” means, when used with respect to BOLD, any event, occurrence, fact, condition, change or effect, which, individually or in the aggregate, would reasonably be expected to be materially adverse to the business, operations, properties, assets, condition (financial or otherwise), or operating results of BOLD, or materially impair the ability of BOLD to perform its obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement; or (ii) changes in the U.S. securities markets generally.

B.  Copies of the Articles of Incorporation and Bylaws of BOLD with all amendments thereto, as of the date hereof (the “BOLD Charter Documents”), have been furnished to Lot78, and such copies are accurate and complete as of the date hereof. The minute books of BOLD are current as required by law, contain the minutes of all meetings of the BOLD Board and stockholders of BOLD from its date of incorporation to the date of this Agreement, and adequately reflect all material actions taken by the BOLD Board and stockholders of BOLD. BOLD is not in violation of any of the provisions of the BOLD Charter Documents.

Section 2.2  Capitalization of BOLD.

A.  The authorized capital stock of BOLD consists of 75,000,000 shares authorized as common stock, par value $0.001, of which 57,053,138 shares of common stock are issued and outstanding, immediately prior to this Share Exchange, subject to and conditioned upon the consummation of the actions described in Sections 5.2 and 5.3.

B.  All of the issued and outstanding shares of common stock of BOLD immediately prior to this Share Exchange are, and all shares of common stock of BOLD when issued in accordance with the terms hereof will be, duly authorized, validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable U.S. federal and state securities laws and state corporate laws, and will have been issued free of preemptive rights of any security holder. Except with respect to securities to be issued in connection with the Share Exchange and to the Lot78 Shareholders pursuant to the terms hereof, as of the date of this Agreement there are no outstanding or authorized options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire or receive any shares of BOLD’s capital stock, nor are there or will there be any outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights, pre-emptive rights or rights of first refusal with respect to BOLD or any capital or common stock, or any voting trusts, proxies or other agreements, understandings or restrictions with respect to the voting of BOLD’s capital stock. There are no registration or anti-dilution rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which BOLD is a party or by which it is bound with respect to any equity security of any class of BOLD. BOLD is not a party to, and it has no knowledge of, any agreement restricting the transfer of any shares of the capital stock of BOLD.  The issuance of all of the shares of BOLD described in this Section 2.2 have been, or will be, as applicable, in compliance with U.S. federal and state securities laws and state corporate laws and no stockholder of BOLD has any right to rescind or bring any other claim against BOLD for failure to comply with the Securities Act, or state securities laws.

C. There are no outstanding contractual obligations (contingent or otherwise) of BOLD to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in, BOLD or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other person.

Section 2.3 Outstanding Warrants. As of the date of this Agreement, there are no outstanding and unexercised warrants issued by BOLD..

Section 2.4 Outstanding Agreements. There are no outstanding agreements to which BOLD is a party or any agreements contemplated by BOLD.

Section 2.5 Subsidiaries and Equity Investments. BOLD does not directly or indirectly own any capital stock or other securities of, or any beneficial ownership interest in, or hold any equity or similar interest, or have any investment in any corporation, limited liability company, partnership, limited partnership, joint venture or other company, person or other entity.

Section 2.6 Authorization, Validity and Enforceability of Agreements. BOLD has all corporate power and authority to execute and deliver this Agreement and all agreements, instruments and other documents to be executed and delivered in connection with the transactions contemplated by this Agreement (collectively the “Agreements”) to perform its obligations hereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Agreements by BOLD and the consummation by BOLD of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of BOLD, and no other corporate proceedings on the part of BOLD are necessary to authorize the Agreements or to consummate the transactions contemplated hereby and thereby. The Agreements constitute the valid and legally binding obligation of BOLD and is enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally. BOLD does not need to give any notice to, make any filings with, or obtain any authorization, consent or approval of any government or governmental agency or other party in order for it to consummate the transactions contemplated by any of the Agreements, other than filings that may be required or permitted under states securities laws, the Securities Act and/or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) resulting from the issuance of the BOLD Shares in connection with the Share Exchange.

Section 2.7  No Conflict or Violation. Neither the execution and delivery of the Agreements by BOLD, nor the consummation by BOLD of the transactions contemplated thereby will: (i) contravene, conflict with, or violate any provision of the BOLD Charter Documents; (ii) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, court, administrative panel or other tribunal to which BOLD is subject; (iii) conflict with, result in a breach of, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which BOLD is a party or by which it is bound, or to which any of its assets or properties are subject; or (iv) result in or require the creation or imposition of any encumbrance of any nature upon or with respect to any of BOLD’s assets, including without limitation, the BOLD Shares.

Section 2.8  Agreements. Except as disclosed on documents filed with the Securities and Exchange Commission (the “Commission”), BOLD is not a party to or bound by any contracts, including, but not limited to, any:

A.  employment, advisory or consulting contract;

B.  plan providing for employee benefits of any nature, including any severance payments;

C.  lease with respect to any property or equipment;

D.  contract, agreement, understanding or commitment for any future expenditure in excess of $5,000 in the aggregate;

E.  contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, entity or organization; or

F.  agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of this Agreement, except with respect to the BOLD Shares to be issued pursuant to this Agreement.

BOLD has provided to Lot78 prior to the date of this Agreement, true, correct and complete copies of each contract (whether written or oral), including each amendment, supplement and modification thereto (the “BOLD Contracts”).  BOLD shall satisfy all liabilities due under the BOLD Contracts as of the date of Closing.  All such liabilities shall be satisfied or released at or prior to Closing.  .

Section 2.9  Litigation. There is no action, suit, proceeding or investigation (“Action”) pending or, to the knowledge of BOLD, currently threatened against BOLD or any of its affiliates, that may affect the validity of this Agreement or the right of BOLD to enter into this Agreement or to consummate the transactions contemplated hereby or thereby. There is no Action pending or, to the knowledge of BOLD, currently threatened against BOLD or any of its affiliates, before any court or by or before any governmental body or any arbitration board or tribunal, nor is there any judgment, decree, injunction or order of any court, governmental department, commission, agency, instrumentality or arbitrator against or relating to BOLD or any of its affiliates. Neither BOLD nor any of its affiliates is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no Action by BOLD or any of its affiliates relating to BOLD currently pending or which BOLD or any of its affiliates intends to initiate.

Section 2.10  Compliance with Laws. BOLD has been and is in compliance with, and has not received any notice of any violation of any, applicable law, order, ordinance, regulation or rule of any kind whatsoever, including without limitation the Securities Act, the Exchange Act, the applicable rules and regulations of the SEC or the applicable securities laws and rules and regulations of any state.

Section 2.11  Financial Statements; SEC Filings.

A.  BOLD’s financial statements (the “Financial Statements”) contained in its periodic reports filed with the SEC have been prepared in accordance with generally accepted accounting principles applicable in the United States of America (“U.S. GAAP”) applied on a consistent basis throughout the periods indicated, except that those Financial Statements that are not audited do not contain all footnotes required by U.S. GAAP. The Financial Statements fairly present the financial condition and operating results of BOLD as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. BOLD has no material liabilities (contingent or otherwise). BOLD is not a guarantor or indemnitor of any indebtedness of any other person, entity or organization. BOLD maintains a standard system of accounting established and administered in accordance with U.S. GAAP.

B. BOLD has made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act (the “Public Reports”). Each of the Public Reports has complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act, and the Sarbanes/Oxley Act of 2002 (the “Sarbanes/Oxley Act”) and/or regulations promulgated thereunder. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading. There has been no event, fact or circumstance that would cause any certification signed by any officer of BOLD in connection with any Public Report pursuant to the Sarbanes/Oxley Act to be untrue, inaccurate or incorrect in any respect. There has been no revocation order, suspension order, injunction or other proceeding or law affecting the trading of BOLD’s common stock, it being acknowledged that none of BOLD’s securities are approved or listed for trading on any exchange or quotation system.

Section 2.12  Books, Financial Records and Internal Controls. All the accounts, books, registers, ledgers, BOLD Board minutes and financial and other records of whatsoever kind of BOLD have been fully, properly and accurately kept and completed; there are no material inaccuracies or discrepancies of any kind contained or reflected therein; and they give and reflect a true and fair view of the financial, contractual and legal position of BOLD. BOLD maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

Section 2.13  Employee Benefit Plans. BOLD does not have any “Employee Benefit Plan” as defined in the U.S. Employee Retirement Income Security Act of 1974 or similar plans under any applicable laws.

Section 2.14  Tax Returns, Payments and Elections. BOLD has filed all Tax (as defined below) returns, statements, reports, declarations and other forms and documents (including, without limitation, estimated tax returns and reports and material information returns and reports) (“Tax Returns”) required pursuant to applicable law to be filed with any Tax Authority (as defined below). All such Tax Returns are accurate, complete and correct in all material respects, and BOLD has timely paid all Taxes due and adequate provisions have been and are reflected in BOLD’s Financial Statements for all current taxes and other charges to which BOLD is subject and which are not currently due and payable. None of BOLD’s federal income tax returns have been audited by the Internal Revenue Service. BOLD has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against BOLD for any period, nor of any basis for any such assessment, adjustment or contingency. BOLD has withheld or collected from each payment made to each of its employees, if applicable, the amount of all Taxes (including, but not limited to, U.S. income taxes and other foreign taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax Authority. For purposes of this Agreement, the following terms have the following meanings: “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any and all taxes including, without limitation, (x) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any U.S., local or foreign governmental authority or regulatory body responsible for the imposition of any such tax (domestic or foreign) (a “Tax Authority”), (y) any liability for the payment of any amounts of the type described in (x) as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period or as the result of being a transferee or successor thereof, and (z) any liability for the payment of any amounts of the type described in (x) or (y) as a result of any express or implied obligation to indemnify any other person or entity.

Section 2.15  No Debt Obligations. Upon the Closing Date, BOLD will have no debt, obligations or liabilities of any kind whatsoever other than with respect to the transactions contemplated hereby. BOLD is not a guarantor of any indebtedness of any other person, entity or corporation.

Section 2.16  No Broker Fees. No brokers, finders or financial advisory fees or commissions will be payable by or to BOLD or any of their affiliates with respect to the transactions contemplated by this Agreement.

Section 2.17  No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or anticipated by BOLD to arise, between BOLD and any accountants and/or lawyers formerly or presently engaged by BOLD. BOLD is current with respect to fees owed to its accountants and lawyers.

Section 2.18 DELETED.

Section 2.19 Absence of Undisclosed Liabilities. Except as specifically disclosed in the Public Reports: (A) there has been no event, occurrence or development that has resulted in or could result in a Material Adverse Effect; (B) BOLD has not incurred any liabilities, obligations, claims or losses, contingent or otherwise, including debt obligations, other than professional fees to be paid prior to Closing; (C) BOLD has not declared or made any dividend or distribution of cash or property to its shareholders, purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, or issued any equity securities other than with respect to transactions contemplated hereby; (D) BOLD has not made any loan, advance or capital contribution to or investment in any person or entity; (E) BOLD has not discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business; (F) BOLD has not suffered any l losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business; and (G) except for the Share Exchange, BOLD has not entered into any transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business.

Section 2.20  No Integrated Offering. BOLD does not have any registration statement pending before the Commission or currently under the Commission’s review and since 1 January 2012 , except as contemplated under this Agreement, BOLD has not offered or sold any of its equity securities or debt securities convertible into shares of common stock.

Section 2.21  Employees.

A.  BOLD has no employees.

B.  Other than Eden Clark and Patrick DeBlois, BOLD does not have any officers or directors. No director or officer of BOLD is a party to, or is otherwise bound by, any contract (including any confidentiality, non-competition or proprietary rights agreement) with any other person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director or officer of BOLD or (b) the ability of BOLD to conduct its business.

Section 2.22  No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to BOLD or its respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by BOLD but which has not been so publicly announced or disclosed. BOLD has not provided to Lot78, or the Lot78 Shareholders, any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by BOLD but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement and/or the Share Exchange.

Section 2.23 Disclosure. This Agreement and any certificate attached hereto or delivered in accordance with the terms hereof by or on behalf of BOLD or the BOLD Controlling Stockholders in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and/or therein not misleading.

Section 2.24  No Assets or Real Property. Except as set forth on the most recent Financial Statements, BOLD does not have any assets of any kind.  BOLD does not own or lease any real property.

Section 2.25  Interested Party Transactions.  Except as disclosed herein and in Commission filings, no officer, director or shareholder of BOLD or any affiliate or “associate” (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such person or entity, has or has had, either directly or indirectly, (a) an interest in any person or entity which: (i) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by BOLD; or (ii) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish BOLD any goods or services; or (b) a beneficial interest in any contract or agreement to which BOLD is a party or by which it may be bound or affected.

Section 2.26   Intellectual Property. BOLD does not own, use or license any intellectual property in its business as presently conducted.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF LOT78

Lot78 represents, warrants and agrees that all of the statements in the following subsections of this Article III, pertaining to Lot78, are true and complete as of the date hereof.

Section 3.1  Incorporation. Anio, Ltd.(“Lot78”) is a company duly incorporated, validly existing, and in good standing under the laws of England and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Lot78’s Memorandum and Articles of Association or Bylaws, or similar documents.  Lot78 has taken all actions required by law, its Memorandum and Articles of Association or Bylaws, or otherwise to authorize the execution and delivery of this Agreement.  Lot78 has full power, authority, and legal capacity and has taken all action required by law, its Memorandum and Articles of Association or Bylaws, and otherwise to consummate the transactions herein contemplated.

Section 3.2  Authorized Shares. There is no limit on the number of shares Lot78 is authorized to issue. Lot78 may issue as many shares and it desires so long as it has obtained requisite approval pursuant to the English company law regulating corporations formed under the Companies Act 2006. The Lot78 Shares have a par value of 1£. As of the date of this Agreement, there are 11,510 shares of ordinary shares issued and outstanding.  The issued and outstanding shares are validly issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. As of the date of this Agreement, there are no outstanding and unexercised warrants of Lot78.

Section 3.3  Subsidiaries and Predecessor Corporations.  Lot78 has no subsidiaries.

Section 3.4  Financial Statements. Lot78 has kept all books and records since inception and such financial statements have been prepared in accordance with United Kingdom generally accepted accounting principles consistently applied throughout the periods involved. The balance sheets are true and accurate and present fairly as of their respective dates the financial condition of Lot78.  As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, including but not limited to any previous tax liability, Lot78 had no liabilities or obligations (absolute or contingent) which should be reflected in the balance sheets or the notes thereto prepared in accordance with United Kingdom generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of Lot78, in accordance with United Kingdom generally accepted accounting principles. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required to be set forth therein by United Kingdom generally accepted accounting principles.

Lot78 has duly allowed for all taxation reasonably foreseeable and Lot78 has made any and all proper declarations and returns for taxation purposes and all information contained in such declarations and returns is true and complete and full provision or reserves have been made in its financial statements for all governmental fees and taxation.

The books and records, financial and otherwise, of Lot78 are, in all material aspects, complete and correct and have been maintained in accordance with good business and accounting practices.

All of Lot78’s assets are reflected on its financial statements, and Lot78 has no material liabilities, direct or indirect, matured or unmatured, contingent or otherwise which is not reflected on its financial statements.

Section 3.5  Information. The information concerning Lot78 set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 3.6  Absence of Certain Changes or Events. As of the date of this Agreement, (a) there has not been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of Lot78; and (b) Lot78 has not: (i) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its shares; (ii) made any material change in its method of management, operation or accounting; (iii) entered into any other material transaction other than sales in the ordinary course of its business; or (iv) made any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees.

Section 3.7  Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of Lot78 after reasonable investigation, threatened by or against  Lot78 or affecting Lot78 or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.  Lot78 does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

Section 3.8  No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which Lot78 is a party or to which any of its assets, properties or operations are subject.

Section 3.9  Compliance With Laws and Regulations. To the best of its knowledge, Lot78 has complied with all applicable statutes and regulations, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Lot78 or except to the extent that noncompliance would not result in the occurrence of any material liability for Lot78.  This compliance includes, but is not limited to, the filing of all reports to date with federal and state securities authorities.

Section 3.10  Approval of Agreement. The Board of Directors of Lot78 has authorized the execution and delivery of this Agreement by Lot78 and has approved this Agreement and the transactions contemplated hereby.

Section 3.11 Valid Obligation. This Agreement and all agreements and other documents executed by Lot78 in connection herewith constitute the valid and binding obligation of Lot78, enforceable in accordance with its or their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF LOT78 SHAREHOLDERS

Each of the he Lot78 Shareholders hereby severally and not jointly represent and warrant to BOLD:

Section 4.1 Authority. Such Lot78 Shareholder has the right, power, authority and capacity to execute and deliver this Agreement to which suche Lot78 Shareholders are each a party, to consummate the transactions contemplated by this Agreement to which such Lot78 Shareholder ise each a party, and to perform such Lot78 Shareholders’ obligations under this Agreement to which such Lot78 Shareholders is a party. This Agreement has been duly and validly authorized and approved, executed and delivered by such Lot78 Shareholders. Assuming this Agreement has been duly and validly authorized, executed and delivered by the parties thereto other than such Lot78 Shareholder, this Agreement is duly authorized, executed and delivered by such Lot78 Shareholders and constitutes the legal, valid and binding obligations of such Lot78 Shareholder, enforceable against such Lot78 Shareholders in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors rights generally.

Section 4.2  No Conflict. Neither the execution or delivery by such Lot78 Shareholder of this Agreement to which such Lot78 Shareholderis a party nor the consummation or performance by such Lot78 Shareholder of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the organizational documents of such Lot78 Shareholders (if such Lot78 Shareholder is not a natural person); (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which such Lot78 Shareholders is a party or by which the properties or assets of suchLot78 Shareholder is bound; or (c) contravene, conflict with, or result in a violation of, any law or order to which tsuch Lot78 Shareholder, or any of the properties or assets of such Lot78 Shareholder, may be subject.

Section 4.3  Litigation. There is no pending Action against such Lot78 Shareholder that involves the Lot78 Shares or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement or the business of Lot78 and, to the knowledge of such Lot78 Shareholder, no such Action has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Action.

Section 4.4  Acknowledgment. Such Lot78 Shareholder understands and agrees that the BOLD Shares to be issued pursuant to this Agreement have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the issuance of the BOLD Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation D promulgated thereunder or Regulation S for offers and sales of securities outside the U.S.

Section 4.5  Stock Legends. Such Lot78 Shareholder hereby agrees with BOLD as follows:

A.  Legend. The certificates evidencing the BOLD Shares issued to such Lot78 Shareholder will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (3) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED.

B.  Other Legends. The certificates representing such BOLD Shares, and each certificate issued in transfer thereof, will also bear any other legend required under any applicable law, including, without limitation, any U.S. state corporate and state securities law, or contract.

C.  Opinion. Such Lot78 Shareholder shall not transfer any or all of the BOLD Shares pursuant to Rule 144, under the Securities Act, Regulation S or absent an effective registration statement under the Securities Act and applicable state securities law covering the disposition of the BOLD Shares, without first providing BOLD with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the BOLD) to the effect that such transfer will be made in compliance with Rule 144, under the Securities Act, Regulation S or will be exempt from the registration and the prospectus delivery requirements of the Securities Act and the registration or qualification requirements of any applicable U.S. state securities laws.

Section 4.6  Ownership of Shares. Such Lot78 Shareholderis both the record and beneficial owner of the Lot78 Shares. Such Lot78 Shareholder is not the record or beneficial owner of any other shares of Lot78. Such Lot78 Shareholder has and shall transfer at the Closing, good and marketable title to the Lot78 Shares, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever, excepting only restrictions on future transfers imposed by applicable law.

Section 4.7  Pre-emptive Rights.Such Lot78 Shareholder has no pre-emptive rights or any other rights to acquire any shares of Lot78 that have not been waived or exercised.

Section 4.8 Investors.  Such Lot78 Shareholder is: (a) an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act; (b) a non-accredited investor who is a sophisticated person within the meaning of Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act; or (c) an exempt investor in accordance with the provisions of Regulation S promulgated under the Securities Act.

ARTICLE V

CONDITIONS TO OBLIGATIONS OF LOT78 AND THE LOT78 SHAREHOLDERS

The obligations of Lot78 to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Lot78 or such of the Lot78 Shareholders , as the case may be, at their sole discretion:

Section 5.1  Representations and Warranties of BOLD. All representations and warranties made by BOLD in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

Section 5.2 Cancellation of BOLD Shares. Of the 57,053,138 shares of common stock of BOLD issued and outstanding as of October 31, 2012, Eden Clark and Patrick DeBlois shall irrevocably cancel a total of 30,954,388 restricted shares of common stock of BOLD prior to the Closing Date. Following the cancellation of the 30,954,388 restricted shares, there shall be 57,053,138 issued and outstanding shares of common stock of BOLD. Evidence of such cancellation shall be delivered to Lot78.

Section 5.3  Agreements and Covenants. BOLD shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with on or prior to the Closing Date.

Section 5.4  Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

Section 5.5  No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of BOLD shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 5.6  Other Closing Documents. Lot78 shall have received such certificates, instruments and documents in confirmation of the representations and warranties of BOLD, BOLD’s performance of its obligations hereunder, and/or in furtherance of the transactions contemplated by this Agreement as the Lot78 Shareholders and/or their counsel may reasonably request.

Section 5.7  Documents. BOLD must have caused the following documents to be delivered to Lot78:

A.  share certificates evidencing the BOLD Shares registered in the name of the Lot78 Shareholders;

B.  a Secretary’s Certificate, dated the Closing Date, certifying attached copies of (A) the BOLD Charter Documents, (B) the resolutions of the BOLD Board approving this Agreement and the transactions contemplated hereby and thereby; and (C) the incumbency of each authorized officer of BOLD signing this Agreement to which BOLD is a party;

C. an Officer’s Certificate, dated the Closing Date, certifying as to Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.7 and 5.8;

D.  a Certificate of Good Standing of BOLD, dated as of a date not more than five business days prior to the Closing Date;

E.  this Agreements duly executed;

F.  the resignations of Eden Clark and Patrick Dubois as officers and directors of BOLD as of the Closing Date; and,

H. such other documents as Lot78 or the Lot78 Shareholders may reasonably request for the purpose of (A) evidencing the accuracy of any of the representations and warranties of BOLD, (B) evidencing the performance of, or compliance by BOLD with any covenant or obligation required to be performed or complied with by BOLD, (C) evidencing the satisfaction of any condition referred to in this Article V, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

Section 5.8  No Material Adverse Effect.  There shall not have been any event, occurrence or development that has resulted in or could result in a Material Adverse Effect on or with respect to BOLD.

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF BOLD

The obligations of BOLD to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by BOLD in its sole discretion:

Section 6.1  Representations and Warranties of Lot78 and the Lot78 Shareholders. All representations and warranties made by Lot78 and the Lot78 Shareholders on behalf of themselves individually in this Agreement shall be true and correct on and as of the Closing Date.

Section 6.2 Approval by Majority Consent. The holders of at least a majority (51%) of the outstanding shares of common stock of Lot78 must approve this Agreement by written consent, in accordance with the requirements of United Kingdom company law, prior to the Closing Date.

Section 6.3  Agreements and Covenants. Lot78 and the Lot78 Shareholders shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

Section 6.4  Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date.

Section 6.5  No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Lot78 shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

Section 6.6  Other Closing Documents. BOLD shall have received such certificates, instruments and documents in confirmation of the representations and warranties of Lot78 and the Lot78 Shareholders, the performance of Lot78’s and the Lot78 Shareholders’ respective obligations hereunder and/or in furtherance of the transactions contemplated by this Agreement as BOLD or its counsel may reasonably request.

Section 6.7  Documents. Lot78 and the Lot78 Shareholders must deliver to BOLD at the Closing:

A.                   share certificates evidencing the number of Lot78 Shares, along with executed share transfer forms transferring such Lot78 Shares to BOLD;

B.                   this Agreements to which the Lot78 and the Lot78 Shareholders are each a party, duly executed; and

C.                   such other documents as BOLD may reasonably request for the purpose of (A) evidencing the accuracy of any of the representations and warranties of Lot78 and the Lot78 Shareholders, (B) evidencing the performance of, or compliance by Lot78 and the Lot78 Shareholders with, any covenant or obligation required to be performed or complied with by Lot78 and the Lot78 Shareholders, as the case may be, (C) evidencing the satisfaction of any condition referred to in this Article VI, or (D) otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement.

Section 6.8  No Claim Regarding Stock Ownership or Consideration. There must not have been made or threatened by any person, any claim asserting that such person (a) is the holder of, or has the right to acquire or to obtain beneficial ownership of the Lot78 Shares, or any other stock, voting, equity, or ownership interest in, Lot78, or (b) is entitled to all or any portion of the BOLD Shares.

ARTICLE VII

POST-CLOSING AGREEMENTS

Section 7.1  SEC Documents. From and after the Closing Date, in the event the SEC notifies BOLD of its intent to review any Public Report filed prior to the Closing Date or BOLD receives any oral or written comments from the SEC with respect to any Public Report filed prior to the Closing Date, upon request the BOLD Controlling Stockholders shall reasonably cooperate with BOLD in responding to any such oral or written comments.

ARTICLE VIII

SURVIVAL AND INDEMNIFICATION

Section 8.1 Survival of Provisions. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall expire on the first day of the three-year anniversary of the Closing Date (the “Survival Period”). The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representations, warranties, covenants, and obligations.

Section 8.2  Indemnification.

A.                   Indemnification Obligations in favor of the BOLD Controlling Stockholders. From and after the Closing Date until the expiration of the Survival Period, Lot78 shall reimburse and hold harmless each of the BOLD Controlling Stockholders (such person and his heirs, executors, administrators, agents, successors and assigns is referred to herein as a “BOLD Indemnified Party”) against and in respect of any and all damages, losses, settlement payments, in respect of deficiencies, liabilities, costs, expenses and claims suffered, sustained, incurred or required to be paid by such BOLD Indemnified Party, and any and all actions, suits, claims, or legal, administrative, arbitration, governmental or other procedures or investigation against any BOLD Indemnified Party, which arises or results from a third-party claim brought against a BOLD Indemnified Party to the extent based on a breach of the representations and warranties with respect to the business, operations or assets of Lot78. All claims of BOLD pursuant to this Section 8.2 shall be brought by the BOLD Controlling Stockholders on behalf of BOLD and those Persons who were stockholders of BOLD immediately prior to the Closing Date.  In no event shall any such indemnification payments exceed $15,000 in the aggregate from Lot78.   No claim for indemnification may be brought under this Section 8.2(A) unless all claims for indemnification, in the aggregate, total more than $10,000.

B.                   Indemnification Obligations in favor of Lot78 and the Lot78 Shareholders. From and after the Closing Date until the expiration of the Survival Period, the BOLD Controlling Stockholders shall indemnify and hold harmless Lot78, the Lot78 Shareholders, and their respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may “control” (within the meaning of the Securities Act) any of the forgoing persons or entities (each a “Lot78 Indemnified Person”) from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, legal fees (collectively, “Damages”) arising out of: (i) any breach of representation or warranty made by BOLD or the BOLD Controlling Stockholders in this Agreement, and in any certificate delivered by BOLD or the BOLD Controlling Stockholders pursuant to this Agreement; (ii) any breach by BOLD or the BOLD Controlling Stockholders of any covenant, obligation or other agreement made by BOLD or the BOLD Controlling Stockholders in this Agreement; and (iii) a third-party claim based on any acts or omissions by BOLD or the BOLD Controlling Stockholders. In no event shall any such indemnification payments exceed $1,000,000 in the aggregate from the BOLD Controlling Stockholders.  No claim for indemnification may be brought under this Section 8.2(B) unless all claims for indemnification, in the aggregate, total more than $10,000.

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.1  Publicity. No party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other parties, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the non-disclosing parties prior notice and an opportunity to comment on the proposed disclosure.

Section 9.2  Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other parties.

Section 9.3  Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

Section 9.4  Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally or 7 days after being sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

If to Lot78 or the Lot78 Shareholders, to:

Anio Limited

Attn: Ollie Amhurst, Chief Executive Officer

With a copy to (which copy shall not constitute notice):

Zouvas Law Group, P.C.

2368 Second Avenue

San Diego, CA 92101

Attn: Luke C. Zouvas, Esq.

And

Eric Gummers

Howard Kennedy LLP

19 Cavendish Square London

W1A 2AW

If to BOLD or the BOLD Controlling Stockholders, to:

Eden Clark

112 North Curry Street

Carson City, Nevada 89703

Attn: Eden Clark, Chief Executive Officer

With a copy to (which copy shall not constitute notice):

Zouvas Law Group, P.C.

2368 Second Avenue

San Diego, CA 92101

Attn: Luke C. Zouvas, Esq.

or to such other persons or at such other addresses as shall be furnished by any party by like notice to the others, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 9.4 are concerned unless notice of such change shall have been given to such other party hereto as provided in this Section 9.4.

Section 9.5  Entire Agreement. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

Section 9.6  Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible so as to be valid and enforceable.

Section 9.7  Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 9.8  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement. Fax and PDF copies shall be considered originals for all purposes.

Section 9.9  Convenience of Forum; Consent to Jurisdiction. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of Nevada, and/or the U.S. District Court for Nevada, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 9.4.

Section 9.10  Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 9.11  Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Nevada without giving effect to the choice of law provisions thereof.

Section 9.12  Amendments and Waivers. Except as otherwise provided herein, no amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any such prior or subsequent occurrence.

[REST OF PAGE DELIBERATELY LEFT BLANK]

[SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BOLD ENERGY, INC. (“BOLD”)

/s/ Eden Clark

__________________________________________

Name: Eden Clark

Title: Chief Executive Officer & President

BOLD CONTROLLING STOCKHOLDERS

/s/ Eden Clark

____________________________________________

Name: Eden Clark

Title: Chief Executive Officer & President

ANIO LIMITED (“LOT78”)

/s/ Oliver Amhurst

___________________________________________

Name: Ollie Amhurst

Title: Chief Executive Officer

ANIO LIMITED (“LOT78”) CONTROLLING STOCKHOLDERS

/s/ Oliver Amhurst

___________________________________________

Name: Ollie Amhurst

/s/ David Hardcastle

___________________________________________

Name: David Hardcastle

/s/ Emma Davis

___________________________________________

Name: Emma Davis

SCHEDULE I

LOT78 SHAREHOLDERS

NAME	LOT78 SHARES HELD	BOLD SHARES TO BE ISSUED
Ollie Amhurst	6,723	18,080,482
David Hardcastle	3,705	9,964,032
Emma Davis	548	1,473,762
Iceberg Investment Management Group Limited	534	1,436,112
TOTALS	11,510	30,954,388

SCHEDULE II

BOLD CONTROLLING STOCKHOLDERS

NAME	BOLD SHARES HELD
Eden Clark	15,954,388
Patrick DeBlois	15,000,000
TOTALS	30,954,388

Appendix C

AMENDED BYLAWS

OF

BOLD ENERGY, INC.

A Nevada Corporation

ARTICLE I

SHAREHOLDERS

1. Annual Meeting

A meeting of the shareholders shall be held annually for the elections of directors and the transaction of other business on such date in each year as may be determined by the Board of Directors, but in no event later than 100 days after the anniversary of the date of incorporation of the Corporation.

2. Special Meetings

Special meetings of the shareholders may be called by the Board of Directors, Chairman of the Board or President and shall be called by the Board upon written request of the holders of record of a majority of the outstanding shares of the Corporation entitled to vote at the meeting requested to be called. Such request shall state the purpose or purposes of the proposed meeting. At such special meetings the only business which may be transacted is that relating to the purpose or purposes set forth in the notice thereof.

3. Place of Meetings

Meetings of the shareholders shall be held at such place within or outside of the State of Nevada as may be fixed by the Board of Directors. If no place is fixed, such meetings shall be held at the principal office of the Corporation.

4. Notice of Meetings

Notice of each meeting of the shareholders shall be given in writing and shall state the place, date and hour of the meeting and the purpose or purposes for which the meeting is called. Notice of a special meeting shall indicate that it is being issued by or at the direction of the person or persons calling or requesting the meeting.

If, at any meeting, action is proposed to be taken which, if taken, would entitle objecting shareholders to receive payment for their shares, the notice shall include a statement of that purpose and to that effect.

A copy of the notice of each meeting shall be given, personally or by first class mail, not less than ten nor more than sixty days before the date of the meeting, to each shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, with postage thereon paid, directed to the shareholder at his address as it appears on the record of the shareholders, or, if he shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him at such other address.

When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. However, if after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record on the new record date entitled to notice under this Section 4.

5. Waiver of Notice

Notice of a meeting need not be given to any shareholder who submits a signed waiver of notice, in person or by proxy, whether before or after the meeting. The attendance of any shareholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him or her.

6. Inspectors of Election

The Board of Directors, in advance of any shareholders’ meeting, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at a shareholders’ meeting may, and on the request of any shareholder entitled to vote thereat shall, appoint two inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment in advance of the meeting by the Board or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of such inspector at such meeting with strict impartiality and according to the best of his ability.

The inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote at the meeting, count and tabulate all votes, ballots or consents, determine the result thereof, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, or of any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge; question or matter determined by them and shall execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated and of any vote certified by them.

7. List of Shareholders at Meetings

A list of the shareholders as of the record date, certified by the Secretary or any Assistant Secretary or by a transfer agent, shall be produced at any meeting of the shareholders upon the request thereat or prior thereto of any shareholder. If the right to vote at any meeting is challenged, the inspectors of election, or the person presiding thereat, shall require such list of the shareholders to be produced as evidence of the right of the persons challenged to vote at such meeting, and all persons who appear from such list to be shareholders entitled to vote thereat may vote at such meeting.

8. Qualification of Voters

Unless otherwise provided in the Certificate of Incorporation, every shareholder of record shall be entitled at every meeting of the shareholders to one vote for every share standing in its name on the record of the shareholders.

Treasury shares as of the record date and shares held as of the record date by another domestic or foreign corporation of any kind, if a majority of the shares entitled to vote in the election of directors of such other corporation is held as of the record date by the Corporation, shall not be shares entitled to vote or to be counted in determining the total number of outstanding shares.

Shares held by an administrator, executor, guardian, conservator, committee or other fiduciary, other than a trustee, may be voted by such fiduciary, either in person or by proxy, without the transfer of such shares into the name of such fiduciary. Shares held by a trustee may be voted by him or her, either in person or by proxy, only after the shares have been transferred into his name as trustee or into the name of his nominee.

Shares standing in the name of another domestic or foreign corporation of any type or kind may be voted by such officer, agent or proxy as the bylaws of such corporation may provide, or, in the absence of such provision, as the board of directors of such corporation may determine.

No shareholder shall sell his vote, or issue a proxy to vote, to any person for any sum of money or anything of value except as permitted by law.

9. Quorum of Shareholders

The holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote at any meeting of the shareholders shall constitute a quorum at such meeting for the transaction of any business, provided that when a specified item of business is required to be voted on by a class or series, voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum for the transaction of such specified item of business.

When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any shareholders.

The shareholders who are present in person or by proxy and who are entitled to vote may, by a majority of votes cast, adjourn the meeting despite the absence of a quorum.

10. Proxies

Every shareholder entitled to vote at a meeting of the shareholders, or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy.

Every proxy must be signed by the shareholder or its attorney. No proxy shall be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided by law.

The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy, unless before the authority is exercised written notice of adjudication of such incompetence or of such death is received by the Secretary or any Assistant Secretary.

11. Informal Action by Shareholders

Any action required or permitted to be taken at a meeting of the stockholders, including the election of Directors, may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

In no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

Stockholders may participate in a meeting of stockholders through electronic communications, videoconferencing, teleconferencing or other available technology which allows the stockholders to communicate simultaneously or sequentially and which allows all persons participating in the meeting to hear each other. Participation in a meeting pursuant to this paragraph constitutes presence in person at the meeting.

If voting by a class or series of stockholders is permitted or required, a majority of the voting power of the class or series that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business. An act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

12. Fixing the Record Date

For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of shareholders. Such date shall not be less than ten or more than sixty days before the date of such meeting, nor more than sixty days prior to any other action.

When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

ARTICLE II

BOARD OF DIRECTORS

1. Power of Board and Qualifications of Directors

The business of the Corporation shall be managed by the Board of Directors. Each director shall be at least eighteen years of age.

2. Number of Directors

The number of directors constituting the entire Board of Directors shall be the number, not less than one nor more than ten, fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director. Unless otherwise fixed by the directors, the number of directors constituting the entire Board shall be four.

3. Election and Term of Directors

At each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting and until their successors have been elected and qualified or until their death, resignation or removal in the manner hereinafter provided.

4. Quorum of Directors and Action by the Board

A majority of the entire Board of Directors shall constitute a quorum for the transaction of business, and, except where otherwise provided herein, the vote of a majority of the directors present at a meeting at the time of such vote, if a quorum is then present, shall be the act of the Board.

Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consent thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

5. Meetings of the Board

An annual meeting of the Board of Directors shall be held in each year directly after the annual meeting of shareholders. Regular meetings of the Board shall be held at such times as may be fixed by the Board. Special meetings of the Board may be held at any time upon the call of the President or any two directors.

Meetings of the Board of Directors shall be held at such places as may be fixed by the Board for annual and regular meetings and in the notice of meeting for special meetings. If no place is fixed, meetings of the Board shall be held at the principal office of the Corporation. Any one or more members of the Board of Directors may participate in meetings by means of conference telephone or similar communications equipment.

No notice need be given of annual or regular meetings of the Board of Directors. Notice of each special meeting of the Board shall be given to each director either by mail not later than noon, Nevada time, on the third day prior to the meeting or by telegram, written message or orally not later than noon, Nevada time, on the day prior to the meeting. Notices are deemed to have been properly given if given: by mail, when deposited in the United States mail; by telegram at the time of filing; or by messenger at the time of delivery. Notices by mail, telegram or messenger shall be sent to each director at the address designated by him for that purpose, or, if none has been so designated, at his last known residence or business address.

Notice of a meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to any director.

A notice, or waive of notice, need not specify the purpose of any meeting of the Board of Directors.

A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of any adjournment of a meeting to another time or place shall be given, in the manner described above, to the directors who were not present at the time of the adjournment and, unless such time and place are announced at the meeting, to the other directors.

6. Resignations

Any director of the Corporation may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary of the Corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective.

7. Removal of Directors

Any one or more of the directors may be removed for cause by action of the Board of Directors. Any or all of the directors may be removed with or without cause by vote of the shareholders.

8. Newly Created Directorships and Vacancies

Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason except the removal of directors by shareholders may be filled by vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring as a result of the removal of directors by shareholders shall be filled by the shareholder. A director elected to fill a vacancy shall be elected to hold office for the unexpired term of his predecessor.

9. Executive and Other Committees of Directors

The Board of Directors, by resolution adopted by a majority of the entire Board, may designate from among its members an executive committee and other committees each consisting of three or more directors and each of which, to the extent provided in the resolution, shall have all the authority of the Board, except that no such committee shall have authority as to the following matters: (a) the submission to shareholders of any action that needs shareholders’ approval; (b) the filling of vacancies in the Board or in any committee; (c) the fixing of compensation of the directors for serving on the Board or on any committee; (d) the amendment or repeal of the bylaws, or the adoption of new bylaws; (e) the amendment or repeal of any resolution of the Board which, by its term, shall not be so amendable or can not be repealed; or (f) the removal or indemnification of directors.

The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent member or members at any meeting of such committee.

Unless a greater proportion is required by the resolution designating a committee, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, shall be the act of such committee. Each such committee shall serve at the pleasure of the Board of Directors.

10. Compensation of Directors

The Board of Directors shall have authority to fix the compensation of directors for services in any capacity.

11. Interest of Directors in a Transaction

Unless shown to be unfair and unreasonable as to the Corporation, no contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of the directors are directors or officers, or are financially interested, shall be either void or voidable, irrespective of whether such interested director or directors are present at a meeting of the Board of Directors, or of a committee thereof, which authorizes such contract or transaction and irrespective of whether his or their votes are counted for such purpose. In the absence of fraud any such contract and transaction conclusively may be authorized or approved as fair and reasonable by: (a) the Board of Directors or a duly empowered committee thereof, by a vote sufficient for such purpose without counting the vote or votes of such interested director or directors (although such interested director or directors may be counted in determining the presence of a quorum at the meeting which authorizes such contract or transaction), if the fact of such common directorship, officership or financial interest is disclosed or known to the Board or committee, as the case may be; or (b) the shareholders entitled to vote for the election of directors, if such common directorship, officership or financial interest is disclosed or known to such shareholders.

Notwithstanding the foregoing, no loan, except advances in connection with indemnification, shall be made by the Corporation to any director unless it is authorized by vote of the shareholders without counting any shares of the director who would be the borrower or unless the director who would be the borrower is the sole shareholder of the Corporation.

ARTICLE III

OFFICERS

1. Election of Officers

The Board of Directors, as soon as may be practicable after the annual election of directors, shall elect a President, a Secretary, and a Treasurer, and from time to time may elect or appoint such other officers as it may determine. Any two or more offices may be held by the same person. The Board of Directors may also elect one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers.

2. Other Officers

The Board of Directors may appoint such other officers and agents as it shall deem necessary that shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

3. Compensation

The salaries of all officers and agents of the Corporations shall be fixed by the Board of Directors.

4. Term of Office and Removal

Each officer shall hold office for the term for which he is elected or appointed and until his successor has been elected or appointed and qualified. Unless otherwise provided in the resolution of the Board of Directors electing or appointing an officer, his term of office shall extend to and expire at the meeting of the Board following the next annual meeting of shareholders. Any officer may be removed by the Board with or without cause, at any time. Removal of an officer without cause shall be without prejudice to his contract rights, if any, and the election or appointment of an officer shall not of itself create contract rights.

5. President

The President shall be the chief executive officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall also preside at all meeting of the shareholders and the Board of Directors.

The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

6. Vice Presidents

The Vice Presidents, in the order designated by the Board of Directors, or in absence of any designation, then in the order of their election, during the absence or disability of or refusal to act by the President, shall perform the duties and exercise the powers of the President and shall perform such other duties as the Board of Directors shall prescribe.

7. Secretary and Assistant Secretaries

The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be described by the Board of Directors or President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or an Assistant Secretary shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the Secretary’s signature or by signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order designated by the Board of Directors, or in the absence of such designation then in the order of their election, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, shall perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

8. Treasurer and Assistant Treasurers

The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.

The Treasurer shall disburse the funds as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Treasurer, and for the restoration to the Corporation, in the case of the Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the possession or under the control of the Treasurer belonging to the Corporation.

The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order designated by the Board of Directors, or in the absence of such designation, then in the order of their election, in the absence of the Treasurer or in the event the Treasurer’s inability or refusal to act, shall perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

9. Books and Records

The Corporation shall keep: (a) correct and complete books and records of account; (b) minutes of the proceedings of the shareholders, Board of Directors and any committees of directors; and (c) a current list of the directors and officers and their residence addresses. The Corporation shall also keep at its office in the State of Nevada or at the office of its transfer agent or registrar in the State of Nevada, if any, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

The Board of Directors may determine whether and to what extent and at what times and places and under what conditions and regulations any accounts, books, records or other documents of the Corporation shall be open to inspection, and no creditor, security holder or other person shall have any right to inspect any accounts, books, records or other documents of the Corporation except as conferred by statute or as so authorized by the Board.

10. Checks, Notes, etc.

All checks and drafts on, and withdrawals from the Corporation’s accounts with banks or other financial institutions, and all bills of exchange, notes and other instruments for the payment of money, drawn, made, endorsed, or accepted by the Corporation, shall be signed on its behalf by the person or persons thereunto authorized by, or pursuant to resolution of, the Board of Directors.

ARTICLE IV

CERTIFICATES AND TRANSFER OF SHARES

1. Forms of Share Certificates

The share of the Corporation shall be represented by certificates, in such forms as the Board of Directors may prescribe, signed by the President or a Vice President and the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. The shares may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

Each certificate representing shares issued by the Corporation shall set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class of shares, if more than one, authorized to be issued and the designation, relative rights, preferences and limitations of each series of any class of preferred shares authorized to be issued so far as the same have been fixed, and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

Each certificate representing shares shall state upon the face thereof: (a) that the Corporation is formed under the laws of the State of Nevada; (b) the name of the person or persons to whom issued; and (c) the number and class of shares, and the designation of the series, if any, which certificate represents.

2. Transfers of Shares

No share or other security may be sold, transferred or otherwise disposed of without the consent of the directors or until the Company is a reporting issuer, as defined under the Securities Exchange Act of 1934. The directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

Shares of the Corporation shall be transferable on the record of shareholders upon presentment to the Corporation of a transfer agent of a certificate or certificates representing the shares requested to be transferred, with proper endorsement on the certificate or on a separate accompanying document, together with such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require.

3. Lost, Stolen or Destroyed Share Certificates

No certificate for shares of the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or wrongfully taken, except, if and to the extent required by the Board of Directors upon: (a) production of evidence of loss, destruction or wrongful taking; (b) delivery of a bond indemnifying the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, destruction or wrongful taking of the replaced certificate or the issuance of the new certificate; (c) payment of the expenses of the Corporation and its agents incurred in connection with the issuance of the new certificate; and (d) compliance with other such reasonable requirements as may be imposed.

ARTICLE V

OTHER MATTERS

1. Corporate Seal

The Board of Directors may adopt a corporate seal, alter such seal at pleasure, and authorize it to be used by causing it or a facsimile to be affixed or impressed or reproduced in any other manner.

2. Fiscal Year

The fiscal year of the Corporation shall be the twelve months ending September 30, or such other period as may be fixed by the Board of Directors.

3. Amendments

Bylaws of the Corporation may be adopted, amended or repealed by vote of the holders of the shares at the time entitled to vote in the election of any directors. Bylaws may also be adopted, amended or repealed by the Board of Directors, but any bylaws adopted by the Board may be amended or repealed by the shareholders entitled to vote thereon as herein above provided.

If any bylaw regulating an impending election of directors is adopted, amended or repealed by the Board of Directors, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the bylaw so adopted, amended or repealed, together with a concise statement of the changes made.

APPROVED AND ADOPTED this 9th day of November, 2012.

/s/ Eden Clark

Eden Clark

President

Appendix D

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Bold Energy Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 - Name of Corporation: Lot78, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

Reset

Appendix E

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K/A

Amendment No. 1

ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended July 31, 2012

Commission File Number: 000-54816

BOLD ENERGY INC.

Nevada	26-2940624
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

112 North Curry Street

Carson City, Nevada 89703

(775) 333-1198

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered under Section 12(g) of the Exchange Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☑

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐ No ☑

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☑

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer and “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐ Accelerated filer ☐ Non-accelerated filer ☐ Smaller reporting company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act) Yes ☐ No ☑

Aggregate market value of the voting and non-voting stock of the registrant held by non-affiliates of the registrant as of the last business day of the registrant’s most recently completed second fiscal quarter: $0.00.

As of October 18, 2012, there were 57,053,138 shares of the registrant’s Common Stock issued and outstanding.

The purpose of this Amendment No. 1 to the Annual Report of Bold Energy Inc. (the “Company”) on Form 10-K for the annual period ended July 31, 2012, filed with the Securities and Exchange Commission on November 13, 2012 (the “Form 10-K”), is to furnish Exhibit 101 to the Form 10-K in accordance with Rule 405 of Regulation S-T.  Exhibit 101 to this report provides the consolidated financial statements and related notes from the Form 10-K formatted in XBRL (eXtensible Business Reporting Language).

In addition, due to inadvertent error, the audit report and the footnotes included in the original were not the final version, as such these were amended to conform to the audited information.

Other than the aforementioned, no other changes have been made to the Form 10-K.  This Amendment No. 1 to the Form 10-K speaks as of the original filing date of the Form 10-K and does not reflect events that may have occurred subsequent to the original filing date

Pursuant to Rule 406T of Regulation S-T, the interactive data files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

BOLD ENERGY INC.

PART I

ITEM 1. DESCRIPTION OF BUSINESS

Bold Energy Inc. (“Bold Energy”, “we”, the “Company”) was incorporated in the State of Nevada as a for-profit company on June 27, 2008 and established a fiscal year end of July 31. We are a development stage company that intends to develop a wide range loyalty program based on “Global Club points” awarded for all purchases made in associated establishments. These points will be exchangeable for products, trips or discounts. We intend to partner with various retailers, so that the cardholders will be able to collect points on their everyday expenses, such as in grocery shops, gas stations, restaurants, electronic stores, travel agencies, etc.

Our strategy is to recruit a large number of retail outlets as participating Global Club partners. We plan to do this by having our sales representatives negotiate membership deals with many large retail outlets and chains across North America. We also plan to advertise Global Club to retail outlets in various trade magazines as part of our sales campaign. Our planned website will also play a central role in recruiting customers.

General Overview

Global Club is a new concept of a traditional loyalty program. The concept is simple: on every purchase it will be awarded points to be printed on a card. These points can be exchanged for products, such as video-games, gift cards, trips, etc., according to the number of points on the card: more points, better prize. We intend to have a wide variety of partners so that the cardholders will be able to collect points on their everyday expenses from a broad selection of retailers, such as grocery shops, gas stations, restaurants, electronic stores, travel agencies, etc.

We intend to begin initial operations by purchasing a limited number of samples of the RW Terminal and PET cards in order to develop and test our system. Once we obtain these samples, we plan to hire hi-tech consultants to develop the software to run the systems. Once our system is operational, we expect to start our marketing efforts. We will then develop our website, www.globalclubloyalty.com, and contact possible partners.

PET Card

An important part of the program will be a recyclable PET card that is similar in size to a debit/credit PVC card, but thinner (0.22mm). The card will be color printed by applying special UV (ultra-violet) inks in thin (less than 0.04 mm) coats with our logo and a serial number on the face and product information on the obverse side. The obverse side of the card will also contain a magnetic layer upon which the information (data) about the customer, including his accumulated points will be recorded by a specialized device, called the “Readwriter Terminal.” The points will be printed thermally in a way that the magnetic reader head of the terminal will read the information recorded on it. In addition, we could also use face side of card for advertising and product promotions.

The estimated cost price is US$0.80 per unit.

Read Writer Terminal – RWT

We intend to import this equipment from a specialized company from Japan. We expect that this company will be able to manufacture this equipment according to our design specifications. We expect to install terminals in each venue that is a part of the Global Club. The terminal is the technology that we expect to use as a means to recognize each card and print the points on it after each of the cardholder’s transactions.

At the present time, we have not made any arrangements to raise additional cash. We will need additional cash, but if we are unable to raise the necessary level of funding, we will either have to suspend marketing operations until we do raise the cash necessary to continue our business plan or we will have to cease operations entirely.

If we are unable to complete any phase of our business plan or marketing efforts because we do not have enough funding, we will cease our development and/or marketing activities until we raise enough funds to continue. If we fail in any phase of our business plan, it would become more difficult to raise capital because such failures discourage additional investment. As a consequence, if we cannot secure additional funding, we will have to cease operations and our current investors may lose their entire investment.

Plan of Operation

We plan to begin initial operations by purchasing a limited number of samples of the RW Terminal from a Japanese company that specializes in the manufacture of this product. We also plan to obtain a limited number of PET cards as well. Once we are able to secure samples of the RW Terminal and the PET cards, we expect to be able to begin developing and testing our system. We expect to complete this stage after we are able to raise enough capital to implement our plan of operations.

After acquiring the RW Terminals and PET cards, we plan to hire hi-tech consultants to develop the software to run the systems. We intend to use the terminals and cards acquired prior to this stage to test the system and make any necessary adjustments to the software so that it runs to our specifications.

Once our system is operational, we expect to begin our marketing efforts. We will develop our website, www.globalclubloyalty.com, and contact malls, grocery stores, gas stations and other retailers to be our partners. We intend to be fully operational once we are able to raise enough capital to implement our plan of operations.

We plan on charging a monthly rental fee that will include the maintenance of the equipment. The Company also plans to generate revenue by charging approximately US$0.01 for each issued point and by selling advertisement space on the cards. The consumer will not pay bear any additional costs for the points because these costs will be already included in the final price of the product. In addition, we may also sell specially designed PET cards as collector’s items.

Management does not plan to hire additional employees at this time. Our President will be responsible for the initial product sourcing. Initially, weintend to hire sales representatives on a commission-only basis to in order to minimize administrative and labor costs overhead . We plan to use third party web designers to build and maintain our website.

We do not expect to be purchasing or selling plant or any significant equipment during the next twelve months.

Research and Development

We have not spent any money on research and development activities during the year ended July 31, 2012. We anticipate that we will not incur any expenses on research and development over the next 12 months. Our planned expenditures on our operations or business combination are summarized under the section of this annual report entitled “Management’s Discussion and Analysis of Financial Position and Results of Operations.”

Recent Developments

The Company has evaluated its developments over the fiscal year and has determined that there are no events to disclose because we have not had any significant business developments since the date of our last annual report.

Employees and Employment Agreements

At present, we do not have any employees other than our officer and director, Eden Clark and our Secretary, Patrick De Blois. Ms. Clark currently devotes approximately 10 to15 hours a week to our business. Mr. DeBlois currently devotes approximately 5 hours a week to our business. We presently do not have pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans; however, we may adopt such plans in the future. There are presently no personal benefits available to any officers, directors or employees.

Item 1A. Risk Factors

Not applicable to smaller reporting companies.

Item 2. Description of Property

We do not own any real estate or other properties. The Company’s office is located at 112 North Curry Street, Carson City, Nevada, 89703.

Item 3. Legal Proceedings

We are currently unaware of any legal matters pending or threatened against us.

Item 4. Submission of Matters to a Vote of Security Holders

None.

Item 5. Market for Common Equity, Related Stockholder Matters and Small Business Issuer Purchases of Equity Securities

Market Information

There is a limited public market for our common shares. Our common shares are quoted on the OTC Bulletin Board under the symbol “BOLD.OB”. Trading in stocks quoted on the OTC Bulletin Board is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated to a company’s operations or business prospects. We cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed or traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers in stocks. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a regional or national stock exchange.

The following table sets forth the high and low closing prices quoted on the Over the Counter Bulletin Board for the last two fiscal years, without retail mark-up, mark-down or commission and may not be reflective of actual transactions:

Fiscal Year Ending July 31, 2012
Quarter Ended	High $	Low $
July 31, 2012	.15	.13
April 30, 2012	.55	.13
January 31, 2012	.61	.52
October 31, 2011	.55	.31

Fiscal Year Ending July 31, 2011
Quarter Ended	High $	Low $
July 31, 2011	30.00	0.31
April 30, 2011	30.00	1.20
January 31, 2011	1.95	1.95
October 31, 2010	1.95	1.95

Number of Holders

As of October 18, 2012, 57,053,138 issued and outstanding shares of common stock were held by a total of 171 shareholders of record.

Dividends

No cash dividends were paid on our shares of common stock during the fiscal years ended July 31, 2012 and 2011. We have not paid any cash dividends since our inception and do not foresee declaring any cash dividends on our common stock in the foreseeable future. We issued a share dividend of 149 shares for every share owned as of March 23, 2010

Recent Sales of Unregistered Securities

None.

Purchase of our Equity Securities by Officers and Directors

None.

Other Stockholder Matters

None.

Item 6. Selected Financial Data

Not applicable to smaller reporting companies.

Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and related notes included elsewhere in this report.

This report contains forward looking statements relating to our Company's future economic performance, plans and objectives of management for future operations, projections of revenue mix and other financial items that are based on the beliefs of, as well as assumptions made by and information currently known to, our management. The words "expects”, “intends”, “believes”, “anticipates”, “may”, “could”, “should" and similar expressions and variations thereof are intended to identify forward-looking statements. The cautionary statements set forth in this section are intended to emphasize that actual results may differ materially from those contained in any forward looking statement.

Our auditor’s report on our July 31, 2012 financial statements expresses an opinion that substantial doubt exists as to whether we can continue as an ongoing business. Since our officer and director may be unwilling or unable to loan or advance the Company additional capital, we believe that if we do not raise additional capital over the next 12 months, we may be required to suspend or cease the implementation of our business plans. See “July 31, 2012 Audited Financial Statements – Report of Independent Registered Public Accounting Firm.”

Management believes that the amount of cash on hand and in the bank on behalf of Bold Energy will not satisfy our cash requirements for the next twelve months or until such time that additional proceeds are raised. We plan to satisfy our future cash requirements - primarily the working capital required for the development of our course guides and marketing campaign and to offset legal and accounting fees - by obtaining additional equity financing. This will likely be in the form of private placements of common stock.

Management believes that if subsequent private placements are successful, we will be able to generate sales revenue within the following twelve months thereof. However, additional equity financing may not be available to us on acceptable terms or at all, and thus we could fail to satisfy our future cash requirements.

If Bold Energy is unsuccessful in raising additional funding through a private placement offering, it will then have to seek additional funds through debt financing, which would be highly difficult for a new development stage company to secure. Therefore, the Company is highly dependent upon the success of the anticipated private placement offering and failure thereof would result in Bold Energy having to seek capital from other sources, such as debt financing, which may not even be available to the company. However, if we were able to obtain such financing, we would likely have to pay additional costs associated with high risk loans and be subject to an above market interest rate because we are a development stage company with no operations to date. At such time these funds are required, management would evaluate the terms of such debt financing and determine whether the business could sustain operations and growth as well as manage its debt. If Bold Energy cannot raise additional proceeds via a private placement of its common stock or secure debt financing, it would be required to cease business operations. As a result, investors in Bold Energy common stock would lose all of their investment.

The development and marketing of our products will start over the next 12 months. Bold Energy does not anticipate obtaining any additional products or services.

Results of Operations

We did not generate any revenues for the fiscal year ended July 31, 2012 nor did we generate any revenues for the fiscal year ended July 31, 2011. We incurred operating expenses of $3,941,359 and $47,486, respectively, for the fiscal years ended July 31, 2012 and July 31, 2011.

Our comprehensive net loss for the fiscal year ended July 31, 2012 was $3,941,613 compared to $7,771,913 for the fiscal year ended July 31, 2011. Since the date of inception, we have incurred a comprehensive net loss of $11,767,719. We do not currently have sufficient capital to fund our estimated expenditures for the fiscal year and we intend to fund the expenditures through equity and/or debt financing. There can be no assurance that financing will be available to the Company on acceptable terms, if at all.

Liquidity and Capital Resources

At July 31, 2012, we had $293 in cash in the bank.

Our accounts payable at July 31, 2012 was $11,518 and loan payable at July 31, 2012 was $72,037.

Our stockholders' deficit was (82,181) at July 31, 2012, as compared to ($40,568) at July 31, 2011.

In the next 12 months, we do not intend to expend any substantial funds on research and development and do not intend to purchase any major equipment.

We do not anticipate any material commitments for capital expenditures in the near term. While we continue to work towards 100% capacity, we feel that current cash on hand is insufficient to satisfy our cash requirements. If we are unable to continue to develop and implement a profitable business plan, we will be required to seek additional avenues to obtain the funds necessary to sustain operations, including equity and/or debt financing. There can be no assurance that financing will be available to the Company on acceptable terms, if at all.

Given that we have not achieved significant profitable operations to date, our cash requirements are subject to numerous contingencies and risk factors beyond our control, including operational and development risks, competition from well-funded competitors and our ability to manage growth. We are not able to offer any assurances that we will be able to generate cash flow sufficient to achieve profitable operations or that our expenses will not exceed our projections. If our expenses exceed estimates, we will require additional funds during the next twelve months.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements.

Critical Accounting Policies

Management's discussion and analysis of our financial condition and results of operations are based on the financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of such financial statements requires Management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an ongoing basis, Management will evaluate its estimates and will base its estimates on historical experience, as well as on various other assumptions in light of the circumstances surrounding the estimate. The results of this evaluation will form the basis of our judgments about the carrying values of our assets and liabilities, which are not readily apparent from other sources. It should be noted, however, that actual results could materially differ from the amount derived from Management's estimates under different assumptions or conditions.

Loss per share is computed using the weighted average number of common stock outstanding during the period. Diluted loss per share is computed using the weighted average number of common and potentially dilutive common stock outstanding during the period reported. Our Management does not believe that any recently issued, but not yet effective accounting standards if currently adopted, would have a material effect on our current financial statements.

Because we are a small, development stage company with only one director, we have not yet appointed an audit committee or any other committee of our Board of Directors.

ITEM 7A. Quantitative and Qualitative Disclosures about Market Risk

Not applicable to smaller reporting companies.

 ITEM 8. Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Bold Energy Inc.

We have audited the accompanying balance sheets of Bold Energy Inc.(A Development Stage Company) (the “Company”) as of July 31, 2012 and 2011 and the related statements of operations, stockholders’ deficit and cash flows for each of the years then ended and for the period from inception (June 27, 2008) through July 31, 2012. Bold Energy Inc’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bold Energy Inc. (A Development Stage Company) as of July 31, 2012 and 2011 and the results of its operations and its cash flows for each of the years then ended and for the period from inception (June 27, 2008) through July 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith, LLC

Henderson, Nevada

November 13, 2012

BOLD ENERGY INC.

(fka: Global Club, Inc.)

(A Development Stage Company)

Audited

July 31, 2012 and 2011

Bold Energy, Inc.
(fka: Global Club, Inc.)
(A Development Stage Company)
BALANCE SHEETS
Audited
	July 31, 2012	July 31, 2011

ASSETS

CURRENT ASSETS
Cash	$293	$4,413

TOTAL CURRENT ASSETS	-	4,413

OTHER ASSETS
Web design, net	1,081	1,877
TOTAL OTHER ASSETS	1,081	1,877
TOTAL ASSETS	$1,374	$6,290

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$11,518	$7,491
Loans	5,000	-
Due to related party	67,037	34,367
TOTAL CURRENT LIABILITIES	83,555	41,858

LONG TERM LIABILITIES
Loans	-	5,000
TOTAL LIABILITIES	83,555	46,858

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock, $0.001 par value
Authorized
75,000,000 shares of common stock, $0.001 par value,
Issued and outstanding
57,053,138 shares of common stock (27,053,138 at July 31, 2011)	$57,052	$27,052
Additional Paid in Capital	12,352,736	8,482,736
Deficit accumulated during the development stage	(12,491,969)	(8,550,356)
TOTAL STOCKHOLDER'S EQUITY/(DEFICIT)	$(82,181)	$(40,568)
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY/(DEFICIT)	$1,374	$6,290
The accompanying notes are an integral part of these financial statements. F-1

Bold Energy, Inc.
(fka: Global Club, Inc.)
(A Development Stage Company)

STATEMENTS OF OPERATIONS
Audited

			Cumulative results
	Year	Year	from inception
	ended	ended	(June 27, 2008) to
	July 31, 2012	July 31, 2011	July 31, 2012
REVENUE

Revenues	$-	$-	$-
Total revenues	-	-	-

EXPENSES

Office and general	$(8,304)	$(29,330)	$(69,781)
Director and consulting fee	(3,906,000)	-	(3,906,000)
Professional Fees	(27,055)	(18,156)	(71,684)
Total expenses	(3,941,359)	(47,486)	(4,047,465)

Other income (expense)
Interest expense & financing cost	(254)	(7,724,427)	(7,725,254)
Gain on debt forgiveness	-	-	5,000
Total other income (expense)	(254)	(7,724,427)	(7,720,254)

NET LOSS	$(3,941,613)	$(7,771,913)	$(11,767,719)

BASIC LOSS PER COMMON SHARE
	$(0.11)	$(1.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING

	34,920,990	7,494,384

The accompanying notes are an integral part of these financial statements

Bold Energy, Inc. (fka: Global Club, Inc.)
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' EQUITY(DEFICIT)
From inception (June 27, 2008) to July 31, 2012
Audited
				Deficit
	Common Stock			accumulated
			Additional	during the
	Number of		Paid-in	development
	shares	Amount	Capital	stage	Total

Inception (June 27, 2008)
Common stock issued for cash at $0.001
per share on July 22, 2008	906,000	$906	$711,594	$(707,750)	$4,750

Net loss				(2,723)	(2,723)

Balance, July 31, 2008	906,000	906	711,594	(710,473)	2,027
Common stock issued for cash at $0.04
per share on April 23,2009	900,000	900	21,600	(16,500)	6,000

Net loss				(12,801)	(12,801)

Balance, July 31, 2009	1,806,000	$1,806	$733,194	$(739,774)	$(4,774)
Forgiveness of debt from former			4,788		4,788
director (officer)

Common stock issued for cash at $0.001
per share on April 6,2010	200,000	200	4,800		5,000

Cancellation of Stock Redeemed at $0.001
per share on July 15, 2010	(1,250)	(2)	2		-

Net loss				(38,669)	(38,669)

Balance, July 31, 2010	2,004,750	$2,004	$742,784	$(778,443)	$(33,655)
Common Stock issued for services
at $0.001 per share on May 12,2011	48,388	48	14,952		15,000

Common Stock issued as loan repayment
at $0.001 per share on May 12,2011	25,000,000	25,000	7,725,000		7,750,000

Net loss				(7,771,913)	(7,771,913)

Balance, July 31, 2011	27,053,138	$27,052	$8,482,736	$(8,550,356)	$(40,568)
Common Stock issued for services at $0.13
per share on April 27, 2012	30,000,000	30,000	3,870,000		3,900,000

Net Loss				(3,941,613)	(3,941,613)

Balance, July 31, 2012	57,053,138	$57,052	$12,352,736	$(12,491,969)	$(82,181)

The accompanying notes are an integral part of these financial statements

Bold Energy, Inc.
(fka: Global Club, Inc.)
(A Development Stage Company)
STATEMENTS OF CASH FLOW
Audited
			Cumulative
			results from
	Year	Year	June 27, 2008
	ended	ended	(inception date) to
	July 31, 2012	July 31, 2011	July 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(3,941,613)	$(7,771,913)	$(11,767,719)
Adjustment to reconcile net loss to net cash
used in operating activities:
Non-cash net gain on settlement	-		(5,000)
Stock based compensation	3,900,000	(15,000)	3,915,000
Depreciation	796	775	2,102
Interest & financing cost		7,723,256	7,723,256
Change in operating assets and Liabilities:
Increase(decrease) in Accounts payable and accrued expenses	4,027	872	18,261
NET CASH USED IN OPERATING ACTIVITIES	(36,790)	(32,010)	(114,100)

CASH FLOWS FROM INVESTING ACTIVITIES
Web Design	-	-	(3,182)
NET CASH USED IN INVESTING ACTIVITIES	-	-	(3,182)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common stock	-	-	15,750
Redemption of common stock	-	-	30,000
Due to related party	32,670	23,267	71,825
NET CASH PROVIDED BY FINANCING ACTIVITIES
	32,670	23,267	117,575

NET INCREASE (DECREASE) IN CASH	(4,120)	(8,743)	293

CASH, BEGINNING OF PERIOD	4,413	13,156	-

CASH, END OF PERIOD	$293	$4,413	$293
Supplemental cash flow information and noncash financing activities:
Cash paid for:
Cancellation of shares	$-	$-	$689,892

Forgiveness of debt from former director	$-	$-	$4,788

Shares issued related to prepaid expenses	$-	$26,774	$26,774

The accompanying notes are an integral part of these financial statements

Bold Energy, Inc.
(fka: Global Club, Inc.)
(A Development Stage Company)
NOTES TO THE AUDITED FINANCIAL STATEMENTS

July 31, 2012

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company was incorporated in the State of Nevada as a for-profit Company on June 27, 2008 and established a fiscal year end of July 31. It is a development-stage Company that intends to develop a wide range loyalty program based on "Global Club points" awarded for all purchases made in associated establishments. These points will be exchangeable for products, trips or discounts. The Company is currently in the development stage as defined under FASB ASC 915-10, “Development Stage Entities". All activities of the Company to date relate to its organization, initial funding and share issuances.

On November 10, 2009, a change in control occurred when the Company received a resignation notice from Orlando J. Narita from all of his positions with the Company, including President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, and Director.

On November 30, 2009, the Company appointed Eden Clark as its new President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Cash and Cash Equivalents
The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.

Use of Estimates and Assumptions
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Stock-based Compensation
The Company records stock based compensation in accordance with the guidance in ASC Topic 718 which requires the Company to recognize expense related to the fair value of its employee stock option awards. This eliminates accounting for share-based compensation transactions using the intrinsic value and requires instead that such transactions be accounted for using a fair-value-based method. The Company recognizes the cost of all share-based awards on a graded vesting basis over the vesting period of the award.

Stock based compensation for non-employees is accounted for using the Stock Based Compensation Topic of the FASB ASC 505. We use the fair value method for equity instruments granted to non-employees and will use the Black-Scholes model for measuring the fair value of options, if issued. The stock based fair value compensation is determined as of the date of the grant or the date at which the performance of the services is completed (measurement date) and is recognized over the vesting periods.

Fair Value of Financial Instruments
The Company has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies. The fair value of financial instruments classified as current assets or liabilities approximate their carrying value due to the short-term maturity of the instruments.

Basic and Diluted Net Loss per Share
The Company computes loss per share in accordance with “ASC-260”, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive. The Company has no potential dilutive instruments and accordingly basic loss and diluted loss per share are the same.

Recent Accounting Pronouncements
The company has evaluated all the recent accounting pronouncements and believes that none of them will have a material effect on the company’s financial statement.

NOTE 3 – GOING CONCERN
The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern. The Company has an accumulated deficit since inception to July 31, 2012 of $11,767,719. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. If the Company is unable to obtain adequate capital, it could be forced to cease operations.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTIONS
As of July 31, 2012 the Company received advances from a Director in the amount of $67,037, to pay for general operating expenses. The amounts due to the related party are unsecured and non-interest bearing with no set terms of repayment.

On November 26, 2009, the former director forgave a loan in the amount of $4,788, which was owed to him from the Company.

NOTE 5 - RECLASSIFICATION: STOCK SPLIT ADJUSTMENT
Effective March 23, 2011, the President voluntarily cancelled 27,594,000 shares of her outstanding common stock of the Company which were cancelled and returned to the pool of the Company’s authorized and unissued shares of common stock. These cancelled shares were previously recorded in the financials at a total of pre split 689,850,000. Since the shares under this agreement have been cancelled without the exchange of consideration to reduce number of shares outstanding, the Company considered the change in capital structure from the cancellation agreement in substance a reverse stock split. In accordance with SAB Topic 4-C, the Company recorded the cancellation retroactively as a reduction to the par value of common stock with a corresponding increase to additional paid-in capital.

NOTE 6 – CAPITAL STOCK
The Company is authorized to issue an aggregate of 75,000,000 common shares with a par value of $0.001 per share. No preferred shares have been authorized or issued.
On July 22, 2008, the sole Director purchased 906,000 shares of the common stock in the Company for $4,750. On April 23, 2009, the Company issued 900,000 Common shares for $6,000.

On November 26, 2009, the former director forgave a loan in the amount of $4,788, which was owed to him from the Company.

On March 2, 2010, the Company affected a 150:1 forward split of the Company's stock through the issuance of a stock dividend for each share outstanding as of March 23, 2010.

On March 2, 2010, the President of the Company requested that the Company cancel 27,594,000 common shares that she owns in her own name. As a result of the cancelation, the President owns 906,000 common shares on March 2, 2010.

On April 6, 2010, the Company issued an aggregate of 200,000 common shares to various stockholders at $0.025 per share for $5,000.

On July 15, 2010, various stockholders requested that the Company cancel 1,250 common shares.

On March 31, 2011, the Company affected a 1 for 25 reverse split of the Company's issued and outstanding common stock.

On May 12, 2011 the company issued an aggregate of 25,000,000 common shares to various stockholders @$0.31 per share. The shares were issued as repayment of $25,000 of principal due to the stockholders and 7,725,000 as finance cost. The accrued interest to date was forgiven by the lenders.

In addition on May 12, 2011, the company issued 48,388 shares at $0.31 per share to Ms. Eden Clark as compensation for services rendered valued at $15,000.

During the year ended July 31, 2012, the Company issued 30,000,000 shares to an officer and a director 15,000,000 to each. The shares were valued at $0.13 per share for services rendered through July 31, 2012. As such compensation expense of $3,900,000 was recorded during the year.

As of July 31, 2012, there are a total of 57,053,138 shares of common stock outstanding or warrants.

As of July 31, 2012, the Company has not granted any stock options

All references in these financial statements to number of common shares, price per share and weighted number of common shares outstanding prior to 1 for 25 reverse stock split on March 31, 2011 have been adjusted to reflect this stock split on a retroactive basis, unless otherwise noted.

NOTE 7 - INCOME TAXES

	2012	2011
Cumulative net loss before taxes	$11,767,719	$7,826,106
Income tax expense charged to loss before taxes	-	-

A reconciliation of the expected income tax expense, computed by applying a 35% U.S. Federal corporate income tax rate to income before taxes to income tax expense is as follows:

	2012	2011
Expected income tax expense (benefit)	$(4,118,702)	$(2,739,137)
Share-based payments	4,073,390	2,708,390
Deferred tax asset	(45,312)	(30,748)
Valuation allowance	45,312	30,748
Deferred tax, net of allowance	$ -	$ -

At July 31, 2012 and 2011, the Company had available a net-operating loss carry-forward for Federal tax purposes of approximately $129,462 and $87,850, respectively, which may be applied against future taxable income, if any, at various times through 2032. Certain significant changes in ownership of the Company may restrict the future utilization of these tax loss carry-forwards.

At July 31, 2012 and 2011, the Company has a deferred tax asset of $45,312 and $30,748 representing the benefit of its net operating loss carry-forward. The Company has not recognized the tax benefit because realization of the tax benefit is uncertain and thus a valuation allowance has been fully provided against the deferred tax asset. The change in the valuation allowance as of July 31, 2012 and 2011 was $14,565 and $11,780, respectively.

Reconciliation between the statutory rate and the effective tax rate is as follows at July 31:

	2012	2011
Federal statutory tax rate	(35.0) %	(35.0) %
Permanent difference and other	35.0%	35.0%
Effective tax rate	- %	- %

NOTE 8 - SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were available to be issued and has determined that there are no events to disclose.

On November 9, 2012, Bold Energy, Inc., a Nevada corporation (the “Company”), entered into a voluntary share exchange transaction with Anio, Ltd., a limited liability company established under the laws of the United Kingdom, which conducts its primary line of business under the name Lot78, Inc. (“Lot78”), pursuant to a Share Exchange Agreement (the “Exchange Agreement”) by and among the Company and its controlling stockholders, on the one hand, and Lot78 and the stockholders of Lot78 (the “Selling Stockholders”), on the other hand.

At the closing of the transactions contemplated by the Exchange Agreement (the “Closing”), the Company will issue 30,954,388 new shares of its common stock to the Selling Stockholders in exchange for 100% of the currently issued and outstanding capital stock of Lot78 and Eden Clark and Patrick DeBlois shall irrevocably cancel a total of 30,954,388 restricted shares of common stock of BOLD prior to the Closing Date. As a result of the Share Exchange Agreement, Lot78 will become the Company’s wholly-owned subsidiary, and the Company will acquire the business and operations of Lot78.

The Exchange Agreement contains customary representations, warranties, and conditions to Closing. The foregoing description of the terms and conditions of the Exchange Agreement and the transactions contemplated thereunder that are material to the Company does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which was filed on November 13, 2012 as Exhibit 2.1 to the original Annual Report on Form 10-K for the year ended July 31, 2012 and is incorporated by reference into this Amended Annual Report on Form 10-K/A

End of Notes to the Financial Statements

F-5

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Our auditors are De Joya Griffith, LLC, Certified Public Accountants & Consultants, operating from their offices in Henderson, NV. There have not been any changes in or disagreements with our accountants on accounting, financial disclosure or any other matter.

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Company management, including our chief executive officer and chief financial officer, have evaluated our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as of the end of the period covered by this Form 10-K. Based on that evaluation, our chief executive officer and chief financial officer have concluded that our disclosure controls and procedures are effective to ensure that the information we are required to disclose in reports we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time period specified in Securities and Exchange Commission rules and forms. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including cost limitations, the possibility of human error, judgments and assumptions regarding the likelihood of future events, and the circumvention or overriding of the controls and procedures. Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their control objectives.

Changes in Internal Controls over Financial Reporting

There have been no changes in our internal control over financial reporting identified in connection with the evaluation required by paragraph (d) of Rule 13a-15 or 15d-15 promulgated under the Exchange Act that occurred during the last fiscal quarter of the fiscal year ended July 31, 2012 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. Management is aware that there is a lack of segregation of duties at our company due to the limited number of employees dealing with general administrative and financial matters. At this time management believes that, given the individuals involved and the control procedures in place, the risks associated with such lack of segregation are insignificant, and that the potential benefits of adding additional employees to segregate duties more clearly do not justify the associated added expense. Management will continue to evaluate this segregation of duties. In addition, management is aware that many of our currently existing internal controls are undocumented. Our management will be working to document such internal controls over the coming year.

Item 9B. Other Information.

None.

Item 10. Directors, Executive Officers, Promoters and Control Persons; Compliance With Section 16(a) of the Exchange Act

Directors, Executive Officers and Key Employees

The following table sets forth certain information regarding our directors, executive officers and key employees as of July 31, 2012 and as of the date of the filing of this report:

Name	Age	Position(s) Held

Eden Clark	34	President, CEO, Treasurer, Principal Executive Officer, Chairman of the Board of Directors, and Secretary

Patrick DeBlois	36	Secretary

Background of Directors and Executive Officers

Eden Clark has been the President, CEO, Treasurer, CFO, Secretary and a Director of our company since November 30, 2010. From 1997 to 2001, Ms. Clark was a founding team member of Onvia.com Inc., a publicly traded company on NASDAQ, assisting it in the growth from a small start-up to more than 300 employees and $140 million in revenue. From 2002 to 2008 she was founder and CEO of Be Jane, Inc., a media and web company focused on the niche segment of women’s home improvement and décor, leading breakthrough partnerships on new initiatives with such companies as MSN and Bank of America, and was featured in hundreds of national TV and print media such as TIME, Entrepreneur, People Magazine, Wall St Journal, CNN, The Today Show, and more. From 2008 until present, Ms. Clark became President of eDivvy.com Inc., a private payment technology company, leading the company’s strategic initiatives, branding, and business development efforts. Ms. Clark devotes approximately 10 hours a week to our business.

Patrick DeBlois has been our Secretary since January 12, 2010. Since 1999, Mr. DeBlois has been a Director and is the Proprietor of the Minakwa Lodge located in Northern Ontario. Mr. DeBlois has grown his resort from a grassroots venture to a global success story. Mr. DeBlois holds a diploma in Wildlife Management and GIS mapping from Cambrian College. Mr. DeBlois devotes approximately 5 hours a week to our business.

Term of Office of Directors

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board of Directors and hold office until the officer dies or resigns or the Board elects a successor or removes the officer.

Key Employees

None.

Family Relationships

None.

Compliance With Section 16(A) Of The Securities Exchange Act Of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the fiscal year ended July 31, 2012, Forms 5 and any amendments thereto furnished to us with respect to the fiscal year ended July 31, 2012, and the representations made by the reporting persons to us, we believe that during the fiscal year ended July 31, 2012, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements

Involvement in Certain Legal Proceedings

None.

Audit Committee

We have not established a separately designated standing audit committee. However, the Company intends to establish a new audit committee of the Board of Directors that shall consist of independent directors.  The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.  The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls.  The audit committee shall at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Ethics

We have adopted an informal Code of Ethics that applies to our officers, directors, which we feel is sufficient at this time, given we are still in the start-up, development stage and have no employees, other than our officers and directors.

Item 11. Executive Compensation.

The following table sets forth the compensation paid to our executive officers during the years ended July 31, 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compens-ation ($)	Total ($)
Eden Clark (1) President, CEO, CFO, Treasurer and Director	2012	0	0	1,950,000	0	0	0	6,000	1,956,000
	2011	0	0	15,000	0	0	0	6,000	21,000
Patrick DeBlois (2) Secretary	2012	0	0	1,950,000	0	0	0	0	1,950,000
	2011	0	0	0	0	0	0	0	0

(1)	Ms. Eden Clark, President, CEO, CFO, Treasurer and sole Director of the Company is paid $500 per month for her time devoted to the Company. Additionally, during the year ended July 31, 2011, the Company issued 48,388 shares to Ms. Eden Clark at $0.13 per share. During the year ended July 31, 2012, the Company issued 15,000,000 shares to Ms. Eden Clark at $0.31 per share.

(2)	During the year ended July 31, 2012, the Company issued 15,000,000 shares to Patrick DeBlois at $0.13 per share

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year-End

There are no current outstanding equity awards to our executive officers as of July 31, 2012.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

Compensation Committee

We currently do not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Compensation of Directors

Eden Clark, the sole Director of the Company, receives no extra compensation for her services on our Board of Directors.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Certain Beneficial Owners and Management

The following table provides certain information regarding the ownership of our common stock, as of July 31, 2012 and as of the date of the filing of this annual report by:

•	each of our executive officers;
•	each director;
•	each person known to us to own more than 5% of our outstanding common stock; and
•	all of our executive officers and directors and as a group.

As of the date of this report, we had a total of 57,053,138 shares of common stock issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock indicated below. Except where noted, the address of all listed beneficial owners is in care of our office address.

Name and Address of Beneficial Owner	Title of Class	Amount &Nature of Beneficial Ownership (1)	Percent of Class (2)(%)
Eden Clark (3) 112 N Curry St. Carson City, NV 89703	Common	15,954,388	27.964%
Patrick DeBlois (4) 112 N Curry St. Carson City, NV 89703	Common	15,000,000	26.291%
All Officers and Directors as a Group	Common	30,954,388	54.255%

(1) The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 57,053,138 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days as of the Record Date.

(3) Eden Clark is the Company's President, CEO, CFO, Treasurer and Chairman of the Board of Directors. Her beneficial ownership includes 15,954,388 common shares.

(4) Patrick DeBlois is the Company’s Secretary. His beneficial ownership includes 15,000,000 common shares.

Changes in Control

None.

Item 13. Certain Relationships, Related Transactions and Director Independence

Currently, there are no contemplated transactions that the Company may enter into with our officers, directors or affiliates. If any such transactions are contemplated, we will file such disclosure in a timely manner with the Commission on the proper form so that any such transaction is available for the public to view.

The Company has no formal written employment agreement or other contracts with our current officers and director and there is no assurance that the services to be provided by them will be available for any specific length of time in the future. Ms. Clark anticipates devoting at a minimum of ten to fifteen percent of her available time to the Company’s affairs. The amounts of compensation and other terms of any full time employment arrangements would be determined, if and when, such arrangements become necessary.

Item 14. Principal Accountant Fees and Services

For the fiscal year ended July 31, 2012, we expect to incur approximately $4,500 and in July 31, 2011 we incurred $4,000 in fees to our principal independent accountants for professional services rendered in connection with the audit of financial statements.

During the fiscal year ended July 31, 2012, we did not incur any other fees for professional services rendered by our principal independent accountants for all other non-audit services which may include, but are not limited to, tax related services, actuarial services or valuation services.

Item 15. Exhibits

The following exhibits are being filed as part of this Annual Report on Form 10-K; all other exhibits required to be filed herein are incorporated by reference and can be found in their entirety in our original Form SB-2 registration statement filing on the SEC website at www.sec.gov.

Exhibit	Description
Exhibit 31.01	Certification Of The Principal Executive Officer Pursuant To Rule 13a-14
Exhibit 31.02	Certification Of The Principal Financial Officer Pursuant To Rule 13a-14
Exhibit 32.01	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Exhibit 32.02	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BOLD ENERGY INC.

By: /s/ Eden Clark
Date: November 16 , 2012	Eden Clark
President, Chief Executive Officer
Chief Financial Officer, Director, Secretary, Treasurer

Pursuant to the requirements of the Exchange Act this Report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eden Clark	President, Chief Executive	November 16 , 2012
Eden Clark	Officer, Chief Financial Officer, Director, Secretary, Treasurer

 Exhibit 31.01

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO RULE 13a-14

I, Eden Clark, certify that:

  I have reviewed this annual report on Form 10-k of Bold Energy Inc.

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

  The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

  The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 16, 2012	/s/ Eden Clark
By: Eden Clark
Its: Principal Executive Officer

Exhibit 31.02

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO RULE 13a-14

I, Eden Clark, certify that:

  I have reviewed this annual report on Form 10-k of Bold Energy Inc.

  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

  The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

    Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

    Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

    Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

    Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

  The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 16, 2012	/s/ Eden Clark
By: Eden Clark
Its: Principal Financial Officer

Exhibit 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bold Energy Inc (the “Company”) on Form 10-K for the period ending July 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eden Clark, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Eden Clark

By: Eden Clark

Chief Executive Officer

Dated: November 16, 2012

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.02

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bold Energy Inc (the “Company”) on Form 10-K for the period ending July 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eden Clark, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

3.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Eden Clark

By: Eden Clark

Chief Financial Officer

Dated: November 16, 2012

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Appendix F

Company Registration No. 05490864 (England and Wales)

ANIO LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

ANIO LIMITED

CONTENTS

	Page
Independent auditors' report	1 - 2
Balance sheet	3
Statement of operations	4
Statement of cash flows	5
Notes to the financial statements	6- 11

ANIO LIMITED

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Anio Limited

We have audited the accompanying balance sheet of Anio Limited as at 30 September 2012 and 2011, the related statement of operations, the statement of cash flows and notes for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audit.

Opinion on financial statements

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2012 and 2011 and the results of its operations for each of the years ended 30 September 2012 and 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

Emphasis of matter – going concern

In forming our opinion on the financial statements, we have considered the adequacy of the disclosure made in note 1 to the financial statements concerning the company's ability to continue as a going concern. The company incurred a net loss of £79,586 during the year ended 30 September 2012 and, at that date, the company's liabilities exceeded its assets by £776,606 and it had net current liabilities of £676,049. These conditions, along with the other matters explained in note 1.1 to the financial statements, indicate the existence of a material uncertainty which may cast significant doubt about the company's ability to continue as a going concern. The financial statements do not include the adjustments that would result if the company was unable to continue as a going concern.

Lubbock Fine

LUBBOCK FINE

London

13 December 2012

- 1 -

ANIO LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Anio Limited

We have audited Anio Limited's internal control over financial reporting as of 30 September 2012 based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Anio Limited's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting assessing the risk that a material weakness exists testing and evaluating the design and operating effectiveness of internal control based on the assessed risk and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition use or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations internal control over financial reporting may not prevent or detect misstatements. Also projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion Anio Limited maintained in all material respects effective internal control over financial reporting as of 30 September 2012 based on the COSO criteria.

We also have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the balance sheet of Anio Limited as of 30 September 2012 and 2011, the related statement of operations, the statement of cash flows and notes for each of the two years in the period ended 30 September 2012 of Anio Limited and our report dated 13 December 2012 expressed an unqualified opinion thereon as follows:

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2012 and 2011 and the results of its operations for each of the years ended 30 September 2012 and 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

Lubbock Fine

LUBBOCK FINE
London

13 December 2012

- 2 -

ANIO LIMITED

BALANCE SHEET

FOR THE YEAR ENDED 30 SEPTEMBER 2012

	Notes	2012	2011
ASSETS		£	£
CURRENT ASSETS			
Cash and cash equivalents		-	206
Accounts receivable	7		
(net of allowance for doubtful accounts and sales)		72,957	47,879
Inventories	6	35,035	46,466
Prepaid expenses and other current assets	7	29,448	24,742
Total current assets.		137,440	119,293
PROPERTY AND EQUIPMENT NET	5	574	6,873
OTHER ASSETS - INTANGIBLES NET	4	16,349	18,732
		154,363	144,898
LIABILITIES AND STOCKHOLDERS' EQUITY			
CURRENT LIABILITIES	8		
Accounts payable		146,154	69,305
Accrued expenses and other payables		498,498	269,378
Taxes and social security		51,362	36,617
Short term debt		117,475	117,138
Total current liabilities		813,489	492,438
Long term debt	9	117,480	349,480
TOTAL LIABILITIES		930,969	841,918
STOCKHOLDERS' EQUITY			
Common stock	10		
(£1 par value – 11,510 shares issued)		11,510	11,510
Additional paid-in capital – share premium	11	77,125	77,125
Accumulated other comprehensive loss			
Retained earnings	11	(865,241)	(785,655)
		(776,606)	(697,020)
		154,363	144,898

Approved by the Board for issue on 13 December 2012

O Amhurst – Director

Company Registration No. 05490864

- 3 -

ANIO LIMITED

STATEMENT OF OPERATIONS

AS AT 30 SEPTEMBER 2012

	Notes	2012	2011
		£	£
Net sales		355,469	437,870
Cost of goods sold		(221,897)	(370,301)
Gross profit		133,572	67,569
Selling general and administrative expenses		(206,201)	(235,576)
Depreciation and amortization		(2,574)	(4,715)
Operating loss	2	(75,203)	(172,722)
Interest and financing charges net		(4,383)	(3,867)
Loss before income taxes		(79,586)	(176,589)
Income tax expense		-	-
Net loss		(79,586)	(176,589)

- 4 -

ANIO LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:	£	£
Net income	(79,586)	(176,589)
Adjustments to reconcile net income to net cash provided (used) by operating activities:		
Depreciation and amortization of property and	191	1,572
Amortization of patents	2,383	3,143
Loss on disposal of fixed assets	6,873	-
Changes in operating assets and liabilities:		
Accounts receivable	(25,078)	115,937
Inventories	11,431	(329)
Prepaid expenses and other current assets	(4,706)	(13,018)
Accounts payable and accrued expenses	305,969	6,324
Income tax payable, net	14,745	22,090
Net Cash Provided (Used) by Operating	232,222	(40,870)
CASH FLOWS USED BY INVESTING ACTIVITIES:		
Capital expenditures	(765)	(1,180)
	(765)	(1,180)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Repayment of debt	(232,000)	-
Net Cash Provided (Used) by Investing	(232,000)	-
Net Increase (Decrease) in Cash and Cash Equivalents	(543)	(42,050)
CASH AND CASH EQUIVALENTS - Beginning of Year	(116,932)	(74,882)
CASH AND CASH EQUIVALENTS - End of Year	(117,475)	(116,932)

- 5 -

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

---

1 Accounting policies

1.1 Accounting convention

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Practice).

The company incurred a loss of £79,586 and has net liabilities of £776,606. In the opinion of the director, ongoing negotiations to raise additional funds will be successful and he therefore believes that it is appropriate to prepare the accounts on a going concern basis.

1.2 Compliance with accounting standards

The financial statements are prepared in accordance with applicable United States of America Accounting Standards ("US GAAP"), which have been applied consistently (except as otherwise stated).

1.3 Nature of operations

Anio Limited is a company whose principal activity continued to be that of marketing of ladies' and gentlemens' fashions, manufacturers, converters, importers and exporters of and dealers in fabrics, textiles, cloths, fibres and yarns of all kinds.

1.4 Operating segment information

The Company predominantly operates in one industry segment, the fashion industry. Substantially all of the Company's assets and employees are in one location at the Company's headquarters in London, United Kingdom

1.5 Use of estimates

1.6 Fair value of financial instruments

The carrying value of the Company's financial instruments (principally consisting of cash equivalents, accounts receivable, short-term investments and accounts payable) approximates fair value either because of the expected short-term collection or payment period or because the terms are similar to market terms.

1.7 Cash and cash equivalents Accounts receivable

Cash and cash equivalents include certain investments with original maturities of three months or less, such as money market accounts.

1.8 Accounts receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. As of 30 September 2012 and 2011, the allowance for doubtful accounts totals £nil and £8,226, respectively.

- 6 -

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2012

1 Accounting policies (continued)

1.9 Inventories

Inventories are valued at the lower of cost (determined by a first-in first-out method) and net realizable value.

1.10 Long-lived assets

The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. In such circumstances, those assets are written down to estimated fair value. Long-lived assets consist primarily of fixed assets and patents.

1.11 Intangible assets

Patent costs are amortized over the shorter of the life of the patent (ten years) or the related product on a straight-line basis, and are tested for impairment on an annual basis. Patents are periodically reviewed by management to determine the recoverability of these assets.

1.12 Revenue recognition

Goods are shipped to retailers in accordance with specific customer orders. The Company recognizes wholesale sales when the risks and rewards of ownership have transferred to the customer, determined by the Company to be when title to the merchandise passes to the customer. The Company recognizes retail sales upon customer receipt of merchandise, generally at the point of sale.

The Company's sales are recorded net of applicable sales taxes, any returns discounts and other allowances.

1.13 Major customers

During the year ended 30 September 2012, one customer represented 43% of gross sales. During the year ended 30 September 2011, one customer accounted for 30% of gross sales.

1.14 Major suppliers

Purchases during the year ended 30 September 2012 included purchases from one supplier that accounted for 34% of total purchases during the year. Purchases during the year ended 30 September 2011 included purchases from one supplier that accounted 63% of total purchases during the year. Management believes no risk is present under these arrangements due to other suppliers being readily available.

1.15 Shipping and handling costs

The Company expenses shipping and handling to cost of goods sold and overhead accounts. For the years ended 30 September 2012 and 2011, freight expense to other than cost of goods sold was approximately £18,462 and £37,714 respectively.

1.16 Advertising

Advertising costs are incurred in selling and general administration expenses, and are expensed when the advertising or promotion is published or presented to customers.

- 7 -

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

2 Operating loss

	2012	2011
	£	£
Operating loss is stated after charging:		
Amortization of intangible assets	2,383	3,143
Depreciation of tangible assets	191	1,572
Auditors' remuneration	7,500	7,500
Director's remuneration	11,525	5,714

3 Taxation

On the basis of these financial statements, no provision for corporation tax has been provided.

4 Intangible fixed assets

	Patents
	£
Cost	
At 1 October 2011 & at 30 September 2012	23,826
Amortization	
At 1 October 2011	5,094
Charge for the year	2,383
At 30 September 2012	7,477
Net book value	
At 30 September 2012	16,349
At 30 September 2011	18,732

- 8 -

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

5 Property and equipment

	Land and buildings	Plant and machinery etc	Total
	£	£	£
Cost			
At 1 October 2011	4,285	5,732	10,017
Additions	-	765	765
Disposals	(4,285)	(5,732)	(10,017)
At 30 September 2012	-	765	765
Depreciation			
At 1 October 2011	852	2,292	3,144
On disposals	(852)	(2,292)	(3,144)
Charge for the year	-	191	191
At 30 September 2012	-	191	191
Net book value			
At 30 September 2012	-	574	574
At 30 September 2011	3,433	3,440	6,873

6 Inventories

	2012	2011
	£	£
Inventories	35,035	46,466

7 Receivables

	2012	2011
	£	£
Accounts receivable	72,957	47,879
Prepaid expenses and other current assets	29,448	24,742
	102,405	72,621

- 9 -

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

8 Payables: amounts falling due within one year

	2012	2011
	£	£
Short term debt	117,475	117,138
Trade payables	146,154	69,305
Taxation and social security	51,362	36,617
Accrued expenses and other payables	498,498	269,378
	813,489	492,438

The bank overdraft is secured by both a fixed and floating charge over the company and all property and assets present, and a personal guarantee from the director amounting to £125,000.

9 Payables: amounts falling due after more than one year

	2012	2011
	£	£
Long term debt	117,480	349,480
Analysis of loans		
Wholly repayable within five years	117,480	349,480

10 Common stock

	2012	2011
	£	£
Allotted, called up and fully paid		
11,510 Ordinary shares of £1 each	11,510	11,510

11 Statement of movements on reserves

	Share premium account	Profit and loss account
	£	£
Balance at 1 October 2011	77,125	(785,655)
Loss for the year	-	(79,586)
Balance at 30 September 2012	77,125	(865,241)

- 10 -

ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2012

12 Transactions with directors

Included within accrued expenses and other payables is an amount of £44,735 (2011: £62,055) due to O Amhurst.

During the year O Amhurst received remuneration amounting to £11,525 (2011: £5,714).

13 Related party transactions

- 11 -

Appendix G

Company Registration No. 05490864 (England and Wales)

ANIO LIMITED

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2011

ANIO LIMITED

CONTENTS

	Page
Independent auditors' report	1 - 2
Balance sheet	3
Statement of operations	4
Statement of cash flows	5
Notes to the financial statements	6 - 11

ANIO LIMITED

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Anio Limited

We have audited the accompanying balance sheet of Anio Limited as at 30 September 2011, the related statement of operations, the statement of cash flows and notes for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements for the year ended 30 September 2010 were unaudited.

Opinion on financial statements

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2011 and the results of its operations for the period ended 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

Emphasis of matter – going concern

In forming our opinion on the financial statements, we have considered the adequacy of the disclosure made in note 1 to the financial statements concerning the company's ability to continue as a going concern. The company incurred a net loss of £176,589 during the year ended 30 September 2011 and, at that date, the company's liabilities exceeded its assets by £697,020 and it had net current liabilities of £373,145. These conditions, along with the other matters explained in note 1.1 to the financial statements, indicate the existence of a material uncertainty which may cast significant doubt about the company's ability to continue as a going concern. The financial statements do not include the adjustments that would result if the company was unable to continue as a going concern.

Lubbock Fine

LUBBOCK FINE

London

13 December 2012

- 1 -

ANIO LIMITED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Anio Limited

We have audited Anio Limited's internal control over financial reporting as of 30 September 2011 based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Anio Limited's management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition use or disposition of the company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion Anio Limited maintained in all material respects effective internal control over financial reporting as of 30 September 2011 based on the COSO criteria.

We also have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the balance sheet of Anio Limited as of 30 September 2011, the related statement of operations, the statement of cash flows and notes for the period ended 30 September 2011 of Anio Limited and our report dated 13 December 2012 expressed an unqualified opinion thereon as follows:

In our opinion, the financial statements referred to above present fairly in all material respects the financial position of Anio Limited at 30 September 2011 and the results of its operations for the period ended 30 September 2011 in conformity with U.S. Generally Accepted Accounting Principles. Also, in our opinion, the related financial statement schedules when considered in relation to the basic financial statements taken as a whole present fairly in all material respects the information set forth therein.

Lubbock Fine

LUBBOCK FINE

London

13 December 2012

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ANIO LIMITED

BALANCE SHEET

FOR THE YEAR ENDED 30 SEPTEMBER 2011

	Notes	2011	2010
ASSETS		£	£
CURRENT ASSETS			
Cash and cash equivalents		206	19,170
Accounts receivable	7		
(net of allowance for doubtful accounts and sales)		47,879	163,816
Inventories	6	46,466	46,137
Prepaid expenses and other current assets	7	24,742	11,724
Total current assets.		119,293	240,847
PROPERTY AND EQUIPMENT NET	5	6,873	7,265
OTHER ASSETS - INTANGIBLES NET		18,732	21,875
		144,898	269,987
LIABILITIES AND STOCKHOLDERS' EQUITY			
CURRENT LIABILITIES	8		
Accounts payable		69,305	84,446
Accrued expenses and other payables		269,378	247,913
Taxes and social security		36,617	14,527
Short term debt		117,138	94,052
Total current liabilities		492,438	440,938
Long term debt	9	349,480	349,480
TOTAL LIABILITIES		841,918	790,418
STOCKHOLDERS' EQUITY			
Common stock	10		
(£1 par value – 11,510 shares issued)		11,510	11,510
Additional paid-in capital – share premium	11	77,125	77,125
Accumulated other comprehensive loss			
Retained earnings	11	(785,655)	(609,066)
		(697,020)	(520,431)
		144,898	269,987

Approved by the Board for issue on 13 December 2012

O Amhurst – Director

Company Registration No. 05490864

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ANIO LIMITED

STATEMENT OF OPERATIONS

AS AT 30 SEPTEMBER 2011

	Notes	2011	2010
		£	£
Net sales		437,870	470,169
Cost of goods sold		(370,301)	(322,561)
Gross profit		67,569	147,608
Selling general and administrative expenses		(235,576)	(228,444)
Depreciation and amortization		(4,715)	(2,763)
Operating loss	2	(172,722)	(83,599)
Interest and financing charges net		(3,867)	(2,112)
Loss before income taxes		(176,589)	(85,711)
Income tax expense		-	-
Net loss		(176,589)	(85,711)

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ANIO LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 30 SEPTEMBER 2011

	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:	£	£
Net income	(176,589)	(85,711)
Adjustments to reconcile net income to net cash provided (used) by operating activities:		
Depreciation and amortization of property and	1,572	1,572
Amortization of patents	3,143	1,191
Changes in operating assets and liabilities:		
Accounts receivable	115,937	(76,737)
Inventories	(329)	(36,241)
Prepaid expenses and other current assets	(13,018)	-
Accounts payable and accrued expenses	6,324	106,040
Income tax payable, net	22,090	8,090
Net Cash Provided (Used) by Operating	(40,870)	(81,796)
CASH FLOWS USED BY INVESTING ACTIVITIES:		
Capital expenditures	(1,180)	(17,464)
	(1,180)	(17,464)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Share capital issued	-	1,510
Net Cash Provided (Used) by Investing	-	1,510
Net Increase (Decrease) in Cash and Cash Equivalents	(42,050)	(97,750)
CASH AND CASH EQUIVALENTS - Beginning of Year	(74,882)	22,868
CASH AND CASH EQUIVALENTS - End of Year	(116,932)	(74,882)

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ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2011

---

1 Accounting policies

1.1 Accounting convention

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (United States Generally Accepted Accounting Practice).

The company incurred a loss of £176,589 and has net liabilities of £697,020. In the opinion of the director, ongoing negotiations to raise additional funds will be successful and he therefore believes that it is appropriate to prepare the accounts on a going concern basis.

1.2 Compliance with accounting standards

The financial statements are prepared in accordance with applicable United States of America Accounting Standards ("US GAAP"), which have been applied consistently (except as otherwise stated).

1.3 Nature of operations

Anio Limited is a company whose principal activity continued to be that of marketing of ladies' and gentlemens' fashions, manufacturers, converters, importers and exporters of and dealers in fabrics, textiles, cloths, fibres and yarns of all kinds.

1.4 Operating segment information

The Company predominantly operates in one industry segment, the fashion industry. Substantially all of the Company's assets and employees are in one location at the Company's headquarters in London, United Kingdom

1.5 Use of estimates

1.6 Fair value of financial instruments

The carrying value of the Company's financial instruments (principally consisting of cash equivalents, accounts receivable, short-term investments and accounts payable) approximates fair value either because of the expected short-term collection or payment period or because the terms are similar to market terms.

1.7 Cash and cash equivalents Accounts receivable

Cash and cash equivalents include certain investments with original maturities of three months or less, such as money market accounts.

1.8 Accounts receivable

Accounts receivable are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined, with an offsetting entry to a valuation allowance for trade accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. As of 30 September 2011 and 2010, the allowance for doubtful accounts totals £8,226 and £1,092, respectively.

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ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 30 SEPTEMBER 2011

1 Accounting policies (continued)

1.9 Inventories

Inventories are valued at the lower of cost (determined by a first-in first-out method) and net realizable value.

1.10 Long-lived assets

The Company recognizes impairment losses on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. In such circumstances, those assets are written down to estimated fair value. Long-lived assets consist primarily of fixed assets and patents.

1.11 Intangible assets

Patent costs are amortized over the shorter of the life of the patent (ten years) or the related product on a straight-line basis, and are tested for impairment on an annual basis. Patents are periodically reviewed by management to determine the recoverability of these assets.

1.12 Revenue recognition

Goods are shipped to retailers in accordance with specific customer orders. The Company recognizes wholesale sales when the risks and rewards of ownership have transferred to the customer, determined by the Company to be when title to the merchandise passes to the customer. The Company recognizes retail sales upon customer receipt of merchandise, generally at the point of sale.

The Company's sales are recorded net of applicable sales taxes, any returns discounts and other allowances.

1.13 Major customers

During the year ended 30 September 2011, one customer represented 30% of gross sales. During the year ended 30 September 2010, one customer accounted for 19% of gross sales.

1.14 Major suppliers

Purchases during the year ended 30 September 2011 included purchases from one supplier that accounted for 63% of total purchases during the year. Purchases during the year ended 30 September 2010 included purchases from one supplier that accounted 69% of total purchases during the year. Management believes no risk is present under these arrangements due to other suppliers being readily available.

1.15 Shipping and handling costs

The Company expenses shipping and handling to cost of goods sold and overhead accounts. For the years ended 30 September 2011 and 2010, freight expense to other than cost of goods sold was approximately £37,714 and £38,930 respectively.

1.16 Advertising

Advertising costs are incurred in selling and general administration expenses, and are expensed when the advertising or promotion is published or presented to customers.

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ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2011

2 Operating loss

	2011	2010
	£	£
Operating loss is stated after charging:		
Amortization of intangible assets	3,143	1,191
Depreciation of tangible assets	1,572	1,572
Auditors' remuneration	7,500	-
Director's remuneration	5,714	52,252

3 Taxation

On the basis of these financial statements, no corporation tax has been provided.

4 Intangible fixed assets

	Patents
	£
Cost	
At 1 October 2010 & at 30 September 2011	23,826
Amortization	
At 1 October 2010	1,951
Charge for the year	3,143
At 30 September 2011	5,094
Net book value	
At 30 September 2011	18,732
At 30 September 2010	21,875

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ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2011

5 Property and equipment

	Land and buildings	Plant and machinery etc	Total
	£	£	£
Cost			
At 1 October 2010	4,285	4,552	8,837
Additions	-	1,180	1,180
At 30 September 2011	4,285	5,732	10,017
Depreciation			
At 1 October 2010	426	1,146	1,572
Charge for the year	426	1,146	1,572
At 30 September 2011	852	2,292	3,144
Net book value			
At 30 September 2011	3,433	3,440	6,873
At 30 September 2010	3,859	3,406	7,265

6 Inventories

	2011	2010
	£	£
Inventories	46,466	46,137

7 Receivables

	2011	2010
	£	£
Accounts receivable	47,879	163,816
Prepaid expenses and other current assets	24,742	11,724
	72,621	175,540

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ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2011

8 Payables: amounts falling due within one year

	2011	2010
	£	£
Short term debt	117,138	94,052
Trade payables	69,305	84,446
Taxation and social security	36,617	14,527
Accrued expenses and other payables	269,378	247,913
	492,438	440,938

The bank overdraft is secured by both a fixed and floating charge over the company and all property and assets present, and a personal guarantee from the director amounting to £100,000.

9 Payables: amounts falling due after more than one year

	2011	2010
	£	£
Long term debt	349,480	349,480
Analysis of loans		
Wholly repayable within five years	349,480	349,480

10 Common stock

	2011	2010
	£	£
Allotted, called up and fully paid		
11,510 ordinary shares of £1 each	11,510	11,510

11 Statement of movements on reserves

	Share premium account	Profit and loss account
	£	£
Balance at 1 October 2010	77,125	(609,066)
Loss for the year	-	(176,589)
Balance at 30 September 2011	77,125	(785,655)

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ANIO LIMITED

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE YEAR ENDED 30 SEPTEMBER 2011

12 Transactions with directors

Included within accrued expenses and other payables is an amount of £62,055 (2010: £109,288) due to O Amhurst.

During the year O Amhurst received remuneration amounting to £5,714 (2010: £52,252).

13 Related party relationships and transactions

Included within accrued expenses and other payables is £187,000 (2010: £125,000), and included within long term debt is £269,840 (2010: £269,840). These amounts are owed to D Hardcastle, a shareholder. These loans are interest free.

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Appendix H

BOLD ENERGY, INC.

UNAUDITED CONDENSED COMBINED PRO FORMA FINANCIAL STATEMENTS

October 31, 2012

TABLE OF CONTENTS

Unaudited Condensed Combined Pro Forma Balance Sheet	F-2

Unaudited Condensed Combined Pro Forma Statements of Operations of Bold Energy, Inc.	F-3
(Year Ended July 31, 2012) & Anio, Ltd. (Year Ended Sept. 30, 2012)

Unaudited Condensed Combined Pro Forma Statements of Operations of Bold Energy, Inc.
(Three Months Ended Oct. 31, 2012) & Anio, Ltd. (Three Months Ended Sept. 30, 2012)	F-4

Notes to the Unaudited Pro Forma Consolidated Financial Statements	F-5

Unaudited Condensed Combined Pro Forma Balance Sheet October 31, 2012
	Bold Energy,	Anio	Pro Forma	Adjusted Pro
	Inc.	Ltd.	Adjustments	Forma Totals

ASSETS
Current assets:
Cash and cash equivalents	$97	$411	$-	$508
Accounts receivable	-	68,246	-	68,246
Inventories	-	56,557	-	56,557
Prepaid expenses and other current assets	-	39,931	-	39,931
Total current assets	97	165,145	-	165,242
Property and equipment, net	882	896	-	1,778
Other assets – intangibles, net	-	25,927	-	25,927
Total assets	$979	$191,968	$-	$192,947
LIABILITIES AND STOCKHOLDERS’ DEFICIT Current liabilities:
Accounts payable and accrued expenses	$29,069	$479,942	$-	$509,011
Short term debt	7,970	253,103	-	261,073
Due to shareholders	67,037	534,173	-	601,210
Total current liabilities	104,076	1,267,218	-	1,371,294
Long term notes due to related party	-	188,602	-	188,602
Total liabilities	104,076	1,455,820	-	1,559,896
Stockholders’ deficit:
Common stock	57,052	18,478	(18,478)	57,052
Additional paid-in capital	12,352,736	123,816	(12,494,407)	(17,855)
Accumulated deficit	(12,512,885)	(1,406,146)	12,512,885	(1,406,146)
Total stockholders' deficit	(103,097)	(1,263,852)	-	(1,366,949)
Total liabilities and stockholders' deficit	$979	$191,968	$-	$192,947

Unaudited Condensed Combined Pro Forma Statements of Operations – Bold Energy, Inc. (Year Ended July 31, 2012) & Anio Ltd. (Year Ended September 30, 2012)
	Bold Energy, Inc. - Year Ended July 31, 2012		Anio Ltd. – Year Ended September 30, 2012	Pro Forma Adjustments	Pro Forma Adjusted Combined Totals
Revenue	$-		$560,358	$-	$560,358
Cost of goods sold	-		349,796	-	349,796
Gross profit	-		210,562	-	210,562
Operating Expenses
Selling, general and administrative expenses	3,941,359		325,053	-	4,266,412
Depreciation and amortization	796		4,058	-	4,854
Total operating expenses	3,942,155		329,111	-	4,271,266
Interest expense	(254)		(6,909)	-	(7,163)
Net loss	$(3,942,409)		$(125,458)	$-	$(4,067,867)
Basic and diluted loss per share	$(0.11)	$	n/a		$(0.12)
Weighted average shares of common stock outstanding – basic	34,920,990		n/a		34,920,990

Unaudited Condensed Combined Pro Forma Statements of Operations – Bold Energy, Inc. (3 Months Ended October 31, 2012) & Anio Ltd. (3 Months Ended September 30, 2012)
	Bold Energy, Inc. – 3 Months Ended October 31, 2012		Anio Ltd. – 3 Months Ended September 30, 2012	Pro Forma Adjustments	Pro Forma Adjusted Combined Totals
Revenue	$-		$181,575	$-	$181,575
Cost of goods sold	-		95,722	-	95,722
Gross profit	-		85,853	-	85,853
Operating Expenses
Selling, general and administrative expenses	20,717		137,306	-	158,023
Depreciation and amortization	199		4,066	-	4,265
Total operating expenses	20,916		141,372	-	162,288
Interest expense	-		(5,336)	-	(5,336)
Net loss	$(20,916)		$(60,855)	$-	$(81,771)
Basic and diluted loss per share	$(0.00)	$	n/a		$(0.00)
Weighted average shares of common stock outstanding – basic	57,053,138		n/a		57,053,138

Notes to Unaudited Pro Forma Consolidated Financial Statements

Bold Energy, Inc. & Anio, Ltd.

Unaudited

Bold Energy, Inc. entered into a Share Exchange Agreement with Anio Ltd. whereby Bold Energy, Inc. exchanged 54.26% of its outstanding shares of common stock for 100% of the outstanding shares of Anio Ltd. common stock. As of the closing date, Anio Ltd. will operate as a wholly owned subsidiary of Bold Energy, Inc.

As a result of the Share Exchange Agreement:

a)	each outstanding share of Anio Ltd. common stock shall be transferred, conveyed and delivered to Bold Energy, Inc. in exchange for 30,954,388 newly-issued shares of common stock, $0.001 par value per share, of Bold Energy, Inc.

b)	Eden Clark and Patrick DeBlois shall irrevocably cancel a total of 30,954,388 restricted shares of common stock of Bold Energy, Inc. prior to the closing date of the Share Exchange Agreement.

As of the closing date of the Share Exchange Agreement, the former shareholders of Anio Ltd. hold approximately 54% of the issued and outstanding common shares of Bold Energy, Inc. The issuance of 30,954,388 common shares to the former shareholders of Anio Ltd. was deemed to be an acquisition for accounting purposes. The number of shares outstanding and per share amounts have been restated to recognize the recapitalization as reflected in pro forma adjustments.

The pro forma, consolidated balance sheets of Bold Energy, Inc. and Anio Ltd. are presented here as of October 31, 2012. The pro forma, consolidated statements of operations for Bold Energy, Inc. and Anio Ltd. are presented here as of the years ended July 31, 2012 and September 30, 2012, and the three months ended October 31, 2012 and September 30, 2012, respectively.